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                                                                   EXHIBIT 10.46

================================================================================


                                   INDENTURE

                           Dated as of June 1, 2000

                                    among

                            LADCO FINANCIAL GROUP,

                                 as Servicer,

                           LADCO FUNDING CORP. VII,

                                  as Issuer,

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                   as Indenture Trustee and Back-up Servicer

                      2000-1 EQUIPMENT LEASE BACKED NOTES


================================================================================
[*] The redacted portions indicated by this symbol are the subject of a confidential treatment request and have been filed separately with the Securities and Exchange Commission.
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                               TABLE OF CONTENTS

                             PRELIMINARY STATEMENT

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                                     ARTICLE ONE

                                     DEFINITIONS

Section 1.01    Definitions............................................................   2
Section 1.02    Certain Rules of Construction..........................................  22

                                       ARTICLE TWO

                                        NOTE FORM

Section 2.01    Form Generally.........................................................  23
Section 2.02    Form of Note...........................................................  23
Section 2.03    Denomination...........................................................  23
Section 2.04    Execution, Authentication, Delivery and Dating.........................  23
Section 2.05    Temporary Notes........................................................  23
Section 2.06    Registration, Registration of Transfer and Exchange....................  24
Section 2.07    Limitation on Transfer and Exchange....................................  25
Section 2.08    Mutilated, Destroyed, Lost or Stolen Note..............................  25
Section 2.09    Payment of Principal and Interest; Rights Preserved....................  26
Section 2.10    Persons Deemed Owner...................................................  27
Section 2.11    Cancellation...........................................................  27
Section 2.12    Increased Costs........................................................  27
Section 2.13    Breakage Costs.........................................................  28
Section 2.14    Tax Treatment; Withholding Taxes.......................................  28

                                     ARTICLE THREE

                   FINANCING OF ADDITIONAL ELIGIBLE LEASE RECEIVABLES


Section 3.01    Financing of Additional Eligible Lease Receivables.....................  30
Section 3.02    Release of Funding Amounts.............................................  30
Section 3.03    Conditions Precedent to the Financing of Funded Lease Receivables......  30
Section 3.04    Fundings by Noteholders................................................  32
Section 3.05    Fundings to Acquire Eligible Lease Receivables.........................  33
Section 3.06    Calculation of Note Interest Rate......................................  33
Section 3.07    Re-underwriting of Funded Lease Receivables; Operational Review........  33
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                                     ARTICLE FOUR

                             ISSUANCE OF NOTES; TRUST ESTATE

Section 4.01   Conditions to Issuance of Notes.........................................  35
Section 4.02   Security for Notes......................................................  36
Section 4.03   Review of Documentation.................................................  36
Section 4.04   Defective Lease Collateral..............................................  37
Section 4.05   Substitution of Lease Receivables.......................................  38
Section 4.06   Administration of the Lease Collateral..................................  38
Section 4.07   Releases................................................................  38

                                        ARTICLE FIVE

                                 SATISFACTION AND DISCHARGE

Section 5.01   Satisfaction and Discharge of Indenture.................................  39

                                       ARTICLE SIX

                                  DEFAULTS AND REMEDIES


Section 6.01   Events of Default.......................................................  40
Section 6.02   Acceleration of Maturity; Rescission and Annulment......................  40
Section 6.03   Collection of Indebtedness and Suits for Enforcement by Indenture T.....  41
Section 6.04   Remedies................................................................  41
Section 6.05   Optional Preservation of Trust Estate...................................  42
Section 6.06   Indenture Trustee May File Proofs of Claim..............................  42
Section 6.07   Indenture Trustee May Enforce Claims Without Possession of Notes........  43
Section 6.08   Application of Money Collected..........................................  43
Section 6.09   [Reserved]..............................................................  44
Section 6.10   Unconditional Right of Noteholders to Receive Principal and
               Interest................................................................  44
Section 6.11   Restoration of Rights and Remedies......................................  44
Section 6.12   Rights and Remedies Cumulative..........................................  44
Section 6.13   Delay or Omission; Not Waiver...........................................  45
Section 6.14   Control by Noteholders..................................................  45
Section 6.15   Waiver of Certain Events by the Majority Noteholders....................  45
Section 6.16   Undertaking for Costs...................................................  46
Section 6.17   Waiver of Stay or Extension Laws........................................  46
Section 6.18   Sale of Trust Estate....................................................  46
Section 6.19   Action on Notes.........................................................  47
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                                       ARTICLE SEVEN

                                   THE INDENTURE TRUSTEE

Section 7.01   Certain Duties and Responsibilities.........................................  48
Section 7.02   Notice of Default and Other Events..........................................  49
Section 7.03   Certain Rights of Indenture Trustee.........................................  49
Section 7.04   Not Responsible for Recitals or Issuance of Notes...........................  50
Section 7.05   May Not Hold Notes..........................................................  51
Section 7.06   Money Held in Trust.........................................................  51
Section 7.07   Compensation and Reimbursement..............................................  51
Section 7.08   Corporate Trustee Required; Eligibility.....................................  52
Section 7.09   Resignation and Removal; Appointment of Successor...........................  52
Section 7.10   Acceptance of Appointment by Successor......................................  53
Section 7.11   Merger, Conversion, Consolidation or Succession to Business of
               Indenture Trustee...........................................................  54
Section 7.12   Co-Indenture Trustees and Separate Indenture Trustees.......................  54
Section 7.13   Maintenance of Office or Agency.............................................  55
Section 7.14   Appointment of Authenticating Agent.........................................  55
Section 7.15   Money for Note Payments to be Held in Trust.................................  57
Section 7.16   Rights with Respect to the Servicer.........................................  58

                                        ARTICLE EIGHT

                                   SUPPLEMENTAL INDENTURES

Section 8.01   Supplemental Indentures without Consent of Noteholders......................  59
Section 8.02   Supplemental Indentures with Consent of Noteholders.........................  59
Section 8.03   Execution of Supplemental Indentures........................................  60
Section 8.04   Effect of Supplemental Indentures...........................................  60
Section 8.05   Reference in Notes to Supplemental Indentures...............................  60

                                        ARTICLE NINE

                                     REDEMPTION OF NOTES

Section 9.01   Redemption at the Option of the Issuer; Election to Redeem..................  61
Section 9.02   Notice to Indenture Trustee.................................................  61
Section 9.03   Notice of Redemption to Noteholders.........................................  61
Section 9.04   Notes Payable on Redemption Date............................................  62

                                        ARTICLE TEN

                         REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 10.01  Representations and Warranties..............................................  63
Section 10.02  Covenants...................................................................  65
Section 10.03  Other Matters as to the Issuer..............................................  69
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                              ARTICLE ELEVEN

                         ACCOUNTS AND ACCOUNTINGS

Section 11.01   Collection of Money.................................................  70
Section 11.02   Collection Account; Redemption Account..............................  70
Section 11.03   Reports by Indenture Trustee to Noteholders.........................  72
Section 11.04   Monthly Servicing Reports...........................................  73

                               ARTICLE TWELVE

                      PROVISIONS OF GENERAL APPLICATION

Section 12.01   General Provisions..................................................  74
Section 12.02   Acts of Noteholders.................................................  74
Section 12.03   Notices.............................................................  74
Section 12.04   Notices to Noteholders; Waiver......................................  75
Section 12.05   Successors and Assigns..............................................  75
Section 12.06   Separability........................................................  75
Section 12.07   Benefits of Indenture...............................................  75
Section 12.08   Legal Holidays......................................................  75
Section 12.09   Governing Law.......................................................  76
Section 12.10   Counterparts........................................................  76
Section 12.11   Corporate Obligation................................................  76
Section 12.12   Notifications.......................................................  76
Section 12.13   Acknowledgment of Multiple Roles....................................  76
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Schedule I      Lease Collateral Schedule


EXHIBITS

   A     Form of Note
   B     Form of Investment Letter
   C     Reserved
   D     Form of Indenture Trustee Certificate
   E     Form of Issuer Certificate
   F     Form of Funding Notice
   G     Form of Release Agreement

     This INDENTURE, dated as of June 1, 2000, is entered into among Ladco Funding Corp. VII, a Delaware corporation, as Issuer, Ladco Financial Group, a California corporation, as Servicer, and Norwest Bank Minnesota, National Association, a national banking association, as Indenture Trustee and as Back-Up Servicer.

                             PRELIMINARY STATEMENT

     The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 2000-1 Equipment Lease Backed Notes (the "Notes"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer, Servicer and the Back-up Servicer are entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     All things necessary to make this Indenture a valid agreement of the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee in accordance with its terms have been done.

                                GRANTING CLAUSE

     To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all sums payable under this Indenture and the performance of the covenants contained in this Indenture, the Issuer hereby Grants to the Indenture Trustee, solely in trust and as collateral security as provided in this Indenture, for the ratable benefit of the Noteholders, a security interest in all of the Issuer's right, title and interest (whether now owned or hereafter acquired) in and to and under the following: (a) the Lease Receivables; (b) the Related Security; (c) the Documentation; (d) the Lease Acquisition Agreement; (e) the Receivables Purchase Agreement; (f) the Servicing Agreement; (g) any Swap Agreement, (h) all amounts from time to time on deposit in the Collection Account, the ACH Account and the Redemption Account (including any Eligible Investments, investment property and other property at any time and from time to time in such accounts); and (i) all income and proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, investment property and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (all of the foregoing being hereinafter referred to as the "Trust Estate"). The foregoing Grant, transfer, assignment, set over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Indenture Trustee or any Noteholder of any obligation of the Issuer, LFC VI, the Servicer or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto.

     The Indenture Trustee acknowledges its acceptance on behalf of the Noteholders of a security interest in all of the Issuer's right, title and interest in and to the Trust Estate and declares that it shall maintain the Trust Estate in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.

                                  ARTICLE ONE

                                  DEFINITIONS

     Section 1.01 Definitions.

     Except as otherwise expressly provided herein or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Indenture. Each capitalized term used but not otherwise defined herein shall have the meaning set forth in the Lease Acquisition Agreement or in the Receivables Purchase Agreement, as applicable.

     "Accrual Period": With respect to each Payment Date, the period commencing on and including the preceding Payment Date and ending on and including the day prior to the applicable Payment Date except that in the case of (a) the Accrual Period that is applicable to the Initial Payment Date, commencing on the Initial Funding Date and (B) the first Accrual Period applicable to a Funding Amount, commencing on the Funding Date for such Funding Amount.

     "Accumulation Period": The period commencing on the Closing Date and ending on the Funding
Termination Date.

     "ACH": The National Automated Clearinghouse System.

     "ACH Account": The account established pursuant to the ACH Agreement by the Issuer at the ACH Bank in the name of the Indenture Trustee for the sole benefit of the Noteholders for receipt of ACH credits related to the Lease Receivables.

     "ACH Agreement": The meaning specified in the Servicing Agreement.

     "ACH Bank": First Premier Bank or any successor approved by the Majority Noteholders.

     "Acquisition Date": Any date upon which the Issuer acquires any Lease Receivables (including Additional Lease Receivables and Substitute Lease Receivables) from LFC VI, including the Initial Funding Date, any other Funding Date and any date of substitution of Substitute Lease Receivables (and any Related Security).

     "Act": With respect to any Noteholder, the meaning specified in Section 12.02.

     "Additional Lease Contracts": Lease Contracts from which Additional Lease Receivables are derived.

     "Additional Lease Receivables": Lease Receivables that are acquired by the Issuer and financed pursuant to Section 3.01 or Substitute Lease Receivables that otherwise become part of the Trust Estate pursuant to Section 4.05.

     "Additional Principal Distribution Amount": An amount equal to all remaining funds then held in the Collection Account (attributable to the related Collection Period) after the payment of all amounts required to be paid pursuant to clauses (i) through (xi) of Section 11.02(d).

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     "Additional Servicing Fee": The amount, if any, of the periodic fee payable to a successor Servicer appointed pursuant to the Servicing Agreement that is in excess of the Servicing Fee.

     "Administrative Fee": The meaning specified in the Fee Letter.

     "Administrator": SunTrust Equitable Securities Corporation, a Tennessee corporation, as agent and administrator for TPFC, together with its successors and permitted assigns.

     "Affected Party": Each of TPFC, any subsequent registered holder of the Notes, any Liquidity Bank, any Credit Bank, the Administrator and any of their successors or permitted assigns and participants.

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Aggregate IPB": At any time of determination, the then aggregate amount of the Implicit Principal Balances of all Lease Contracts from which all Lease Receivables are derived.

     "Aggregate Eligible IPB": At any time of determination, the then aggregate IPB computed by including only those Lease Contracts that, if funded on a prior Acquisition Date, continue to meet as of such date of determination the eligibility criteria set forth in Section 3.01(a) (other than (a)(vi)) and 3.01(b) of the Lease Acquisition Agreement; provided however, that no Lease Contract shall be excluded from eligibility solely as a result of the failure of such Lease Contract to meet, after the close of the Accumulation Period, a percentage concentration limit that was otherwise satisfied at the close of the Accumulation Period.

     "Alternate Reference Rate": On any date of determination, a fluctuating rate of interest per annum equal to the higher of: (a) the rate of interest most recently announced by the Bank at its principal office in Atlanta, Georgia as its prime rate (it being understood that at any one time there shall exist only one such prime rate so announced), which rate is not necessarily intended to be the lowest rate of interest determined by the Bank in connection with extensions of credit; and (b) the Federal Funds Rate most recently determined by the Bank plus 0.50% per annum.

     "Amortization Event": The occurrence of any of the following events: (a) the commercial paper issued by TPFC shall no longer be rated at least A-2 and P-2 from S&P and Moody's, respectively; (b) for any three consecutive Collection Periods, the average of the Default Rates for such periods is equal to or greater than 7.5%; (h) for any three consecutive Collection Periods, the average of the Delinquency Rates for such periods is greater than 7.0%; (c) the commitments under the Credit Agreement or the Liquidity Agreement are terminated or expires by its terms and is not renewed; and (d) a Rapid Amortization Event.

     "Amortization Period": The period commencing on the Funding Termination Date and ending on the Final Payment Date.

     "Applicable Margin": The meaning specified in the Fee Letters.

     "Authenticating Agent": Any entity appointed by the Indenture Trustee pursuant to Section 7.14.

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     "Available Commitment Amount": As of any date of determination, the
Commitment Amount less the Outstanding Principal Balance.

     "Available Funds": On or as of any Funding Date, the amount, if any, by which the funds then held in the Collection Account attributable to the related Collection Period exceed the Monthly Required Payments for the next Payment Date.

     "Back-up Servicer": Norwest Bank Minnesota, National Association, or any successor thereto.

     "Back-up Servicer Fee": The fee payable on each Payment Date to the Back-up Servicer in consideration for its performance of its duties as Back-up Servicer, in an amount equal to the product of one-twelfth of the Back-up Servicer Fee Rate and the Outstanding Principal Balance of the Notes immediately following the preceding Payment Date; provided that with respect to the first
                                      --------
Payment Date, such fee shall equal $500.

     "Back-up Servicer Fee Rate":  [*]

     "Bank": SunTrust Bank, a Georgia banking corporation.

     "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101-1330), as amended from time to time, and any successor statute.

     "Bankruptcy Filing": With respect to any Person, either:

          (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization, liquidation, rehabilitation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, rehabilitator or sequestrator (or other similar official) for such Person or for any substantial part of its property, or ordering the winding up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by such Person to the institution of bankruptcy or insolvency proceedings against such Person, or the filing by such Person of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state bankruptcy insolvency, reorganization, liquidation, rehabilitation or other similar law now or hereafter in effect, or the consent by such Person to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, rehabilitator, or sequestrator (or other similar official) of such Person or of any substantial part of such Person's respective property, or the making by such Person of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by such Person in furtherance of any such action.

     "Benefit Plan Investor": The meaning set forth in 29 C.F.R. (S) 2510.3-101.

     "Board of Directors": The board of directors of the Issuer or any duly authorized committee of such Board appointed to act on its behalf.

     "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Indenture Trustee.

     "Breakage Costs": Has the meaning set forth in Section 2.13 hereof.

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Atlanta, Georgia, or in the city in which the principal place of business of the Issuer or the Servicer or the corporate trust office of the Indenture Trustee under this Indenture is located or the Federal Reserve are authorized or obligated by law or executive order to remain closed.

     "Calculation Date": The last Business Day of each month, provided that: (a)
                                                              --------
with respect to any calculations made regarding any Funding, the Calculation Date shall mean the Calculation Date that was the basis for the most recent Monthly Servicing Report; and (b) with respect to any calculations made regarding any Fundings that occur prior to delivery of the initial Monthly Servicing Report, the Calculation Date shall mean the Cut-Off Date. The "related Calculation Date" for any Payment Date shall mean the Calculation Date occurring in the month preceding the month in which such Payment Date occurs.

     "Carrying Costs": For any period, the sum of the following amounts which have accrued during such period: (a) Note Interest Charges; (b) the Administrative Fee; (c) the Unused Fee; (d) amounts consisting of reimbursement for Breakage Costs or Increased Costs incurred by any Affected Party that relate directly to Fundings made by such Noteholder from proceeds of the issuance of Commercial Paper Notes or of advances made to such Noteholder under the Liquidity Agreement or the Credit Agreement; and (e) the Servicing Fee.

     "Closing Date": June 8, 2000.

     "Code": The Internal Revenue Code of 1986, as amended.

     "Co-Indenture Trustee": The meaning specified in Section 7.12.

     "Collection Account": The trust account created and maintained pursuant to
Section 11.02.

     "Collection Period": The period commencing on the first day of a calendar month and ending on the last day of such calendar month. The "related Collection Period" for any Payment Date shall mean the Collection Period occurring in the month preceding the month in which such Payment Date occurs.

     "Commercial Paper Notes": Collectively, all short-term promissory notes issued by TPFC the proceeds of which are used to make Fundings hereunder.

     "Commercial Paper Rate": For any period and with respect to Fundings made with proceeds of the issuance of Commercial Paper Notes, a rate per annum equal to the sum of (a) the rate or, if more than one rate, the weighted average of the rates, determined by converting to any interest-bearing equivalent rate per annum the discount rate (or rates) at which such Commercial Paper Notes outstanding during such period have been sold by any placement agent or commercial paper dealer selected by the Administrator, plus (b) the commissions charged by such placement agent or commercial paper dealer with respect to such Commercial Paper Notes expressed as a percentage of the face amount thereof and converted to an interest-bearing equivalent rate per annum.

     "Commitment Amount": $75,000,000.

     "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee located at the time of the execution of this Indenture at MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee.

     "Credit Agreement": Collectively, any program-wide agreement entered into by any Credit Bank providing for the issuance of one or more letters of credit for the account of TPFC, the issuance of one or more surety bonds for which TPFC is obligated to reimburse the applicable Credit Bank for any drawings thereunder, the sale by TPFC to any Credit Bank of receivables or other financial assets purchased by TPFC (or portions thereof) or the making of loans or other extensions of credit to TPFC in connection with its commercial paper program, together with any cash collateral agreement, letter of credit, surety bond or other agreement or instrument executed and delivered in connection therewith (but excluding the Liquidity Agreement, or similar agreement, or any voluntary advance agreement).

     "Credit Bank": Collectively, the Bank and any other or additional bank or other Person (other than the Issuer or other customer of TPFC or any liquidity provider as such) now or hereafter extending credit or a purchase commitment to or for the account of TPFC or issuing a letter of credit, surety bond or other instrument, in each case to support any obligations arising under or in connection with TPFC's commercial paper program, provided however, that the Indenture Trustee shall not become a Credit Bank so long as it is acting as Indenture Trustee hereunder.

     "Cut-Off Date": As to the Initial Lease Receivables, June 1, 2000, as to any Funded Lease Receivable, the first day of the month in which the Funding Date for such Funded Lease Receivable occurs and as to any Substitute Lease Receivable, the first day of the month in which such Lease Receivable is acquired by the Issuer.

     "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

     "Defaulted Lease Contract": Any Lease Contract upon the earliest to occur of any of the following: (a) the Calculation Date on which such Lease Contract becomes delinquent for a period of 90 or more days; (b) the date that the Obligor under such Lease Contract becomes the subject of a Bankruptcy Filing; and (c) the date that the Servicer determines in accordance with its customary practices that it shall not make a Servicer Advance with respect to a Delinquent Lease Contract, that a prior Servicer Advance with respect to a Delinquent Lease Contract is unrecoverable or that any part of the remaining Scheduled Payments under a Delinquent Lease Contract is uncollectible.

     "Default Rate": For any Collection Period, the product of (a) 12 and (b) the amount obtained by dividing (y) (i) the sum of the Implicit Principal Balances (as of the Calculation Date occurring at the end of such Collection Period) of (A) each Lease Contract that became a Defaulted Lease Contract during such Collection Period plus (B) any Defaulted Lease Contract to the extent the Lease Receivable derived therefrom was repurchased or substituted during such Collection Period minus (ii) the aggregate amount of all Recoveries received during such Collection Period by (z) the sum of (i) the Aggregate Eligible IPB as of the Calculation Date occurring at the end of such Collection Period plus (ii) the aggregate Implicit Principal Balances of those Defaulted Lease Contracts as to which the Lease Receivables derived therefrom were repurchased or substituted in such Collection Period.

     "Delinquency Rate": For any Collection Period, the amount obtained by dividing (a) the sum of the Implicit Principal Balances (as of the Calculation Date occurring in such Collection Period) of (i) all Delinquent Lease Contracts plus (ii) Delinquent Lease Contracts as to which the Lease Receivables derived therefrom were repurchased or substituted during such Collection Period by (b) the sum of (i) the Aggregate Eligible IPB as of the Calculation Date occurring in such Collection Period plus (ii) the aggregate Implicit Principal Balances of those Delinquent Lease Contracts as to which the Lease Receivables derived therefrom were repurchased or substituted in such Collection Period.

     "Delinquent Lease Contract": For any Collection Period, any Lease Contract
(a) as to which a Scheduled Payment was not received within 30 days of when due by the Servicer and remains unpaid as of the Calculation Date at the end of such Collection Period and (b) that is not a Defaulted Lease Contract.

     "Discount Factor": The applicable Swap Rate plus 2.25%.

     "Discount Rate": A rate equal to the sum of the Servicing Fee Rate, the Back-up Servicer Fee Rate, the Trustee Fee Rate and the applicable Discount Factor.

     "Documentation": With respect to each Lease Receivable the following documentation: (a) the one and only executed original counterpart of the Lease Contract from which the Lease Receivable derives, that constitutes "chattel paper" for purposes of Sections 9-105(1)(b) and 9-305 of the UCC; (b) an original, executed LFG Certificate conveying the Lease Assets from LFG to LFC VI; (c) an original, executed LFC VI Certificate conveying the Lease Receivables and a security interest in the Related Security to the Issuer; and (d) an original, executed Issuer Certificate pledging the Lease Collateral from the Issuer to the Indenture Trustee.

     "Due Date": With respect to each Lease Contract, each date on which a Scheduled Payment is due thereunder.

     "Eligible Investments": Any and all of the following:

          (a) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (b) (i) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating categories of each of the Rating Agencies and provided that each such investment has an original maturity of no more than 365 days, and
(ii) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

          (c) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal) rated in the highest available rating category by each of the Rating Agencies; provided that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued weekly at current market price plus accrued interest, (ii) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (iii) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

          (d) commercial paper bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          (e) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          (f) a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          (g) money market funds having ratings in the highest available rating categories of each of the Rating Agencies at the time of such investment which invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in this Indenture; and

          (h) any other short term, high grade investment approved in writing by the Majority Noteholders.

The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above. All Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders.

     "Eligible Lease Contact": The meaning specified in the Lease Acquisition Agreement.

     "Eligible Lease Receivable": A Lease Receivable that is derived from an Eligible Lease Contract.

     "Enumerated States: As of the close of any calendar quarter, (i) each State in which Equipment is located such that the aggregate IPB of all Lease Contracts related to Equipment located in such State exceeds 10% of the Aggregate Eligible IPB as of such date and (ii) any other State in which Equipment is located such that the aggregate IPB of all Lease Contracts related to Equipment located in such other States when aggregated with the States specified in (i) exceeds 50% of the Aggregate Eligible IPB as of such date.

     "Equipment": The meaning set forth in the Lease Acquisition Agreement.

     "ERISA": The Employee Retirement Income Security Act of 1974, as amended or any successor thereto.

     "Eurodollar Rate (Reserve Adjusted)": For any period, the rate per annum equal to the quotient of (a) the offered rate for deposits in U.S. dollars for a one-month period in an amount equal (as nearly as possible) to the portion of the Outstanding Principal Balance funded at such rate which rate appears on the Telerate Page 3750 as of 11:00 A.M. (London, England) time on the Rate Setting Day; provided that, if at least two rates appear on Telerate Page 3750 on such
     --------
Rate Setting Day, the rate for such period shall be the arithmetic mean of such rates; provided further that, if no such offered rates appear on such page, the
       -------- -------
rate used for such period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16th of 1%) of rates offered to Bank by not less than two major banks in London, England at approximately 10:00 A.M. (Atlanta, Georgia time), two (2) Business Days prior to the first day of such period for deposits in U.S. dollars in the London interbank market for a one-month period in an amount comparable to the portion of the Outstanding Principal Balance funded at such rate divided by (ii) a number equal to 1.00 minus the Reserve Percentage. The rate so determined in accordance herewith shall be rounded upwards to the multiple of 1/100th of 1%. For purposes hereof and for any period, "Reserve Percentage" means for any day, the stated maximum rate (expressed as a decimal) of all reserves required to be maintained with respect to liabilities or assets consisting of or including "eurocurrency liabilities," as prescribed by Regulation D of the Board of Governors of the Federal Reserve System (or by any other governmental body having jurisdiction with respect thereto), including without limitation any basic, marginal, emergency, supplemental special, transitional or other reserves, the rate so determined to be rounded upward to the nearest whole multiple of 1/100 of 1%.

     "Event of Default": The meaning specified in Section 6.01.

     "Existing Indebtedness": That portion of the indebtedness owing under the Indenture, dated as of May 1, 1997, among LFG, as servicer thereunder, Ladco Funding Corp. V, a Delaware corporation, as issuer thereunder, and Norwest Bank Minnesota, National Association, as indenture trustee and back-up servicer thereunder, as amended, which is secured by certain of the Lease Assets being transferred to LFC VI and which is simultaneously being released on the applicable Acquisition Dates.

     "Federal Funds Rate" means, for any period, the per annum rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)." If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publications, published by the Federal Reserve Bank of new York (including any such successor, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate." If on any relevant day the appropriate rate for such previous day is not yet published in either H.15 (519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Bank of the rates for the last transaction in overnight federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of federal funds transactions in New York City selected by the Bank.

     "Fee Letter": The letter agreement, dated as of February 25, 2000, between SunTrust Equitable Securities Corporation and NOVA.

     "Final Due Date": With respect to each Lease Contract, the final Due Date thereunder.

     "Final Payment Date": The date on which the final principal and interest payment on the Notes becomes due and payable as therein provided, whether at the Stated Maturity, or by acceleration or redemption.

     "Finance Charge Collections": For any period and any Lease Receivable, that portion of Lease Receivable Collections attributable to LFG's internal yield for the related Lease Contract, as determined at the inception of such Lease Contract.

     "Funded Lease Receivable": Any Lease Receivable acquired by the Issuer with the proceeds of a Funding pursuant to Section 3.03.

     "Funding": An extension of credit by the Noteholders to the Issuer on any Funding Date (including the Initial Funding Date).

     "Funding Amount": As of any Funding Date and subject to the other provisions contained herein, an amount equal to (a) the Funding IPB minus (b) the amount, if any, by which (i) the Minimum Overcollateralization Amount (computed by taking into account the Aggregate Eligible IPB plus the related Funding IPB) exceeds (ii) the Overcollateralization Amount (computed prior to taking into account the related Funding IPB); provided that, each Funding Amount
                                              --------
shall be in a minimum amount equal to $500,000 and increments of not less than $100,000 each thereafter.

     "Funding Date": Any Business Day on which a Funding is made in accordance with Article Three, provided that there shall be no more than two (2) Fundings
                    --------
in any one month.

     "Funding IPB": The sum of the Implicit Principal Balances of the Lease Contracts giving rise to the Lease Receivables to be acquired by the Issuer on any Funding Date.

     "Funding Notice": A notice from the Issuer setting forth the amount of an anticipated Funding, including certain computations related thereto, substantially in the form of Exhibit F attached hereto.
                             ---------

     "Funding Notice Date": The date that is two Business Days prior to the anticipated Initial Funding Date, and in all other cases, that date that is five Business Days prior to the date that a Funding is anticipated to occur.

     "Funding Termination Date": The earliest of (a) June 8, 2003 and (b) the date upon which an Amortization Event occurs.

     "Geographic Concentration Limits": The meaning specified in the Lease Acquisition Agreement; provided that, with the prior written approval of the
                       --------
Majority Noteholders, the limitations set forth in the Lease Acquisition Agreement pursuant to the definition of "Geographic Concentration Limits" may be modified.

     "Grant": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Trust Estate or of any instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Lease Collateral, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Guaranty Amounts": Any amounts paid by a guarantor of a particular Lease Contract.

     "Implicit Principal Balance" or "IPB": As of any date of determination and with respect to each Lease Contract, the present value of the remaining stream of Scheduled Payments due with respect to such Lease Contract after the applicable Calculation Date based upon discounting such Scheduled Payments (assuming such Scheduled Payments are received on the last day of the related Collection Period) to such Calculation Date at an annual rate equal to the applicable Discount Rate, at the same frequency as the Payment Dates; provided
                                                                      --------
that on the Calculation Date:


          (a) on or immediately following the deposit into the Collection Account of Insurance Proceeds equal to the outstanding Implicit Principal Balance of the related Lease Contract or the Lease Receivable Repurchase Price, or on or immediately following the delivery of a Substitute Lease Receivable,

          (b) immediately on or after the date that the Lease Contract from which a Lease Receivable is derived has become a Defaulted Lease Contract, or

          (c) immediately preceding the Final Payment Date,

the Implicit Principal Balance of such Lease Contract shall be zero (except for purposes of computing any repurchase or substitution obligation arising hereunder or under the other Transaction Documents). If the Final Due Date of any Lease Contract is later than the Stated Maturity of the Notes, any Scheduled Payments due on such Lease Contract after the Calculation Date immediately preceding such Stated Maturity shall not be taken into account in calculating the Implicit Principal Balance of such Lease Contract.

     "Increased Costs": Has the meaning set forth in Section 2.12 hereof.

     "Indenture": This Indenture and any supplements hereto.

     "Indenture Trustee": Norwest Bank Minnesota, National Association, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and, thereafter, "Indenture Trustee" shall mean such successor Person.

     "Indenture Trustee Certificate": The certificate, substantially in the form of Exhibit D attached hereto, delivered by the Indenture Trustee to the Issuer
   ---------
on or prior to the Initial Funding Date or any other related Funding Date pursuant to Section 4.03.

     "Independent": When used with respect to any specified Person means such a Person, who (a) is in fact independent of the Issuer, LFC VI and LFG, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, LFC VI or LFG or in any Affiliate thereof, (c) is not connected with the Issuer, LFC VI or LFG as an officer, employee, promoter, underwriter, trustee, partner, director, customer, supplier or person performing similar functions, (d) is not a person controlling or under common control with any such stockholder, customer, supplier or other person and (e) is not a member of the immediate family of any such stockholder, director, officer, employee, customer, supplier or other person. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

     "Independent Accountants": Ernst & Young or any other independent certified public accountants of recognized national standing approved by the Majority Noteholders, which approval shall not be unreasonably withheld.

     "Initial IPB": The outstanding Implicit Principal Balance, as of the Cut-Off Date, of all Lease Contracts from which the Lease Receivables funded on the Initial Funding Date are derived.

     "Initial Funding Date": June 20, 2000.

     "Initial Lease Contract": Each Lease Contract identified on the Issuer Certificate delivered to the Indenture Trustee on the Initial Funding Date.

     "Initial Lease Receivable": Any Lease Receivable derived from an Initial Lease Contract.

     "Initial Payment Date": July 20, 2000.

     "Insurance Policy": With respect to an item of Equipment and a Lease Contract, any policy of insurance maintained by an Obligor pursuant to such Lease Contract that covers physical damage to the Equipment or general liability (including policies procured by LFG, LFC VI or the Servicer).

     "Insurance Proceeds": With respect an item of Equipment, any amount received during the related Collection Period pursuant to an Insurance Policy issued with respect to the related Lease Contract, net of any costs of collecting such amounts not otherwise reimbursed.

     "Insurer": Any insurance company or other Person providing any Insurance Policy.

     "Investment Letter": The meaning specified in Section 2.07(a).

     "Investor Funding Amount": As of any Funding Date, the excess of the Funding Amount over the Available Funds.

     "Issuer": Ladco Funding Corp. VII, a Delaware corporation, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter Issuer shall mean such successor Person.

     "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by its President or any Vice President, and delivered to the Indenture Trustee.

     "Issuer Certificate": A certificate, substantially in the form of Exhibit E
                                                                       ---------
attached hereto, delivered by the Issuer to the Indenture Trustee, identifying the Lease Collateral then being Granted to the Indenture Trustee as secured party, with any required amendments to the Lease Collateral Schedule attached thereto.

     "Lease Acquisition Agreement": The Lease Acquisition Agreement, dated as of even date herewith, between LFG and LFC VI.

     "Lease Assets": Has the meaning set for in the Lease Acquisition Agreement.

     "Lease Collateral": That portion of the Trust Estate which is comprised of the Issuer's right, title and interest (whether now owned or hereafter acquired) in, to and under the following: (a) the Lease Receivables; (b) the Related Security; (c) the Documentation; and (d) all income and proceeds of the foregoing (excluding Residual Proceeds but including all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, investment property and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing).

     "Lease Collateral Schedule": The list of Lease Contracts and related Lease Receivables attached hereto as Schedule I, as confirmed by the Indenture Trustee
                               ----------
to the extent provided in Section 2.05 of the Lease Acquisition Agreement,
Section 2.05 of the Receivables Purchase Agreement and Section 4.03 of this Indenture, as such Lease Collateral Schedule shall be amended from time to time and confirmed by the Indenture Trustee, to reflect: (a) any Lease Collateral deleted by the Issuer as a result of a repurchase by LFG or LFC VI; and (b) all Additional Lease Receivables and interests in Related Security acquired by the Issuer on any subsequent Acquisition Date and listed on an LFC VI Certificate, which schedule: (i) shall include with respect to each Lease Receivable Granted on the Initial Funding Date or acquired on any other Funding Date: (A) the LFG Lease Number; (B) the IPB of the Lease Contract relating to such Lease Receivable; (C) the Product Category and geographic designation; and (ii) shall also include with respect to each Substitute Lease Contract related to a Substitute Lease Receivable: (A) the LFG Lease Number(s) of the Lease Contract and related Lease Receivable being replaced, (B) the IPB of the Lease Receivable for the Lease Contract being replaced and (C) the Product Category for the Lease Contract and related Lease Receivable being replaced. The Lease Collateral Schedule maintained by the Indenture Trustee shall be the definitive Lease Collateral Schedule for all purposes of this Indenture, absent manifest error (in which case the Lease Collateral Schedule shall be all schedules attached to all LFG Certificates, LFC VI Certificates and Issuer Certificates).

     "Lease Contract": As of any date of determination, a "Lease Contract," as that term is defined in the Lease Acquisition Agreement; provided that, from and
                                                         --------
after the date, if any, on which the Lease Receivables related to such Lease Contract are purchased, removed or substituted by or on behalf of the Issuer in accordance with Section 4.04, such Lease Contract shall no longer constitute a "Lease Contract" for purposes of the Servicing Agreement or this Indenture.

     "Lease Contract Repurchase Price": With respect to any Lease Assets repurchased by LFG in accordance with Sections 3.03 of the Lease Acquisition Agreement, an amount equal to the sum of: (a) the IPB of the subject Lease Contract as of the beginning of the related Collection Period; plus (b) interest
                                                               ----
for one Accrual Period at the applicable Discount Rate; plus (c) the amount of
                                                        ----
the booked residual with respect to the Equipment the subject of such Lease Contract; minus (d) the IPB of any substitute Lease Contract substituted
          -----
therefor.

     "Lease Receivable": As of any date of determination, each "Lease Receivable," as that term is defined in the Receivables Purchase Agreement; provided that, from and after the date, if any, on which such Lease Receivable
--------
is purchased, removed or substituted by or on behalf of the Issuer in accordance with Section 4.04, such Lease Receivable shall no longer constitute a "Lease Receivable" for purposes of the Servicing Agreement or this Indenture.

     "Lease Receivable Collections": As of any Calculation Date, the sum of all amounts collected during the related Collection Period under or in respect of the Lease Receivables, including all amounts consisting of Scheduled Payments, Lease Receivable Repurchase Price, Guaranty Amounts, Insurance Proceeds and other Recoveries.

     "Lease Receivables Repurchase Price": With respect to any Lease Receivables repurchased by LFC VI in accordance with Section 3.03 of the Receivables Purchase Agreement or by or on behalf of the Issuer in accordance with Section 4.04, an amount equal to the sum of: (a) the IPB of the Lease Contract from which such Lease Receivable is derived as of the beginning of the related Collection Period; plus (b) interest for one Accrual Period at the applicable
                   ----
Discount Rate; minus (c) the IPB of any Substitute Lease Contract from which any
               -----
Substitute Lease Receivables substituted therefor are derived.

     "LFC VI": Ladco Funding Corp. VI, Inc., a Delaware corporation, and its successors and assigns.

     "LFC VI Certificate": The certificate delivered by LFC VI to the Issuer and the Indenture Trustee as secured party, identifying the Lease Receivables and interests in Related Assets then being transferred to the Issuer, substantially in the form of Exhibit A to the Receivables Purchase Agreement, with any required amendments to the Lease Collateral Schedule attached thereto.

     "LFG": Ladco Financial Group, a California corporation, and its successors and assigns, in its capacity as assignor of the Lease Collateral under the Lease Acquisition Agreement.

     "LFG Certificate": The certificate delivered by LFG to LFC VI, identifying the Lease Collateral and related Documentation then being transferred to LFC VI, substantially in the form of Exhibit A to the Lease Acquisition Agreement, with any required amendments to the Lease Collateral Schedule attached thereto.

     "LFG Database": The master computer or electronic database of LFG respecting all lease contracts and lease receivables of LFG similar to and including the Lease Contracts.

     "LFG Lease Number": The number assigned to a Lease Contract and the related Lease Receivables by LFG, which number is used to identify Lease Contracts and the related Lease Receivables for all purposes hereunder and for all purposes by LFG and its Affiliates, including on the LFG Certificate, the LFC VI Certificate, the Issuer Certificate, the Indenture Trustee Certificate and the Lease Collateral Schedule, under the ACH Agreement and in the Documentation and Servicing Files.

     "Lien": Any security interest, lien, charge, pledge, equity or encumbrance of any kind other than liens for taxes due and payable after the Cut-off Date, mechanic's liens filed after the Cut-off Date and any liens that attach after the Cut-off Date by operation of law.

     "Liquidity Agreement": Collectively: (a) the Liquidity Asset Purchase Agreement (regarding Ladco Financial Group), dated as of June 8, 2000, among TPFC, as borrower, Bank, as liquidity agent for the Liquidity Banks, the Administrator, and the Liquidity Banks, and (b) any other agreement hereafter entered into by TPFC providing for the sale by TPFC of loans (or portions thereof), or the making of loans or other extension of credit to TPFC secured by security interests in specified loans (or portions thereof), to support all or part of TPFC's commercial paper program or to provide an alternate means of funding TPFC's investments hereunder.

     "Liquidity Banks": Collectively, the Bank and such other financial institutions as are, or may become, parties to the Liquidity Agreement, as purchasers thereunder; provided, however, that the Indenture Trustee shall not become a Liquidity Bank so long as it is acting as Indenture Trustee hereunder.

     "Loss and Damage Waiver Fee": With respect to a Lease Contract, the monthly fee payable by the Obligor under such Lease Contract in exchange for a waiver of the risk of loss provisions contained therein (and not including any fee denominated as a noncompliance fee rather than a waiver), provided that payment of such Loss & Damage Waiver Fee shall not relieve the Obligor of its obligation to make Scheduled Payments if an event of loss occurs with respect to the related Equipment.

     "Majority Noteholders": Noteholders holding Notes evidencing 100% of the Outstanding Principal Balance of the Notes so long as there are two or fewer Noteholders, and otherwise shall mean Noteholders holding Notes evidencing more than 66 2/3% of the Outstanding Principal Balance of the Notes.

     "Minimum Overcollateralization Amount": [*]

     "Monthly Required Payments": With respect to each Payment Date, an amount sufficient to pay the items referred to in Section 11.02(d)(i) through (vi) on such Payment Date.

     "Monthly Servicing Report": The report prepared by the Servicer pursuant to
Section 11.04 hereof and Section 4.01 of the Servicing Agreement, substantially in the form of Exhibit A to the Servicing Agreement.
               ---------

     "Moody's": Moody's Investors Service, Inc. and its successors in interest.

     "Net Portfolio Yield": With respect to any Collection Period, the annualized percentage equivalent of a fraction, (i) the numerator of which equals the excess of (A) Finance Charge Collections plus that portion of Recoveries not constituting Finance Charge Collections collected during such Collection Period plus any amounts due from a Swap Provider with respect to such Collection Period, over (B) Carrying Costs accrued during such Collection Period plus the IPB of Defaulted Lease Contracts that have become Defaulted Lease Contracts during such Collection Period plus the any amounts owing to a Swap Provider with respect to such Collection Period, and (ii) the denominator of which is the average Aggregate Eligible IPB during such Collection Period.

     "Noteholder": The Person in whose name a Note is registered in the Note Register.

     "Note Interest Charges": For any period, the actual amount of interest accrued and charged to Issuer for such period on the Outstanding Principal Balance based upon the Note Interest Rate in effect during such period.

     "Note Interest Rate": For any Accrual Period (or portion thereof, as applicable), the per annum interest rate applicable to the Outstanding Principal Balance equal to:

          (a) with respect to that portion of the Outstanding Principal Balance funded by a Noteholder with proceeds of the issuance of Commercial Paper Notes, the sum of: (i) the Commercial Paper Rate applicable during such period (as confirmed to the Indenture Trustee and the Issuer in writing by the Administrator on the Business Day immediately preceding the next Payment Date) and (ii) Applicable Margin.

          (b) with respect to that portion of the Outstanding Principal Balance funded by a Noteholder with proceeds of advances made to such Noteholder under the Liquidity Agreement or the Credit Agreement, the sum of: (i) the Eurodollar Rate (Reserve Adjusted) applicable during such period (as confirmed to the Indenture Trustee and the Issuer in writing by the Administrator on the Business Day immediately preceding the next Payment
     Date); provided that if (1) during such period, it becomes unlawful for any
            --------
     Liquidity Bank or any Credit Bank to obtain funds in the London interbank eurodollar market in order to make, fund or maintain any loan or advance under the Credit Agreement or the Liquidity Agreement, or if such funds shall not be reasonably available to any Credit Bank or Liquidity Bank, or
     (2) there shall not be time prior to the commencement of such period to determine the Eurodollar Rate (Reserve Adjusted) in accordance with its terms or (3) requested by the Issuer at least three Business Days prior to the commencement of such period, then the weighted average of the Alternate Reference Rates applicable during such period (as confirmed to the Indenture Trustee and the Issuer in writing by the Administrator on the Business Day immediately preceding the next Payment Date) shall apply instead of the Eurodollar Rate Reserve Adjusted; plus (ii) 1.50% per annum; or

          (c) with respect to that portion of the Outstanding Principal Balance representing Fundings made by a Noteholder other than with proceeds of the issuance of Commercial Paper Notes or advances under the Liquidity Agreement or the Credit Agreement, the rate for one-month LIBOR published on Telerate Page 3750 as of the date two Business Days prior to the first date of the applicable Accrual Period, or if such Telerate Page 3750 is unavailable as of such date, as published in the Wall Street Journal on such date.

provided, however, that while an Event of Default has occurred and is continuing, the Note Interest Rate shall be the rate or rates computed above plus 2.0% per annum.

     "Note Purchase Agreement": The purchase agreement between the initial Noteholders and the Issuer pursuant to which the initial Noteholders agree to purchase Notes and make Fundings in accordance with the terms hereof.

     "Note Register" and "Note Registrar": The respective meanings specified in
Section 2.06.

     "Notes": The meaning specified in the Preliminary Statement hereof.

     "NOVA": NOVA Corporation, a Georgia corporation.

     "NOVA Keepwell": The Keepwell Agreement and Performance Guaranty, dated as of even date herewith, entered into among NOVA, LFG, LFC VI and the Issuer.

     "Obligor": The lessee under each Lease Contract, including any guarantor of such lessee, and their respective successors and assigns.

     "Officer's Certificate": A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company on whose behalf the certificate is delivered, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

     "Opinion of Counsel": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be inside or outside counsel for NOVA, LFG, LFC VI or the Issuer, as applicable, and who shall be reasonably satisfactory to the Indenture Trustee and the Majority Noteholders.

     "Outstanding": With respect to Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (a) Notes previously canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (b) Notes for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Noteholders, provided that,
                                                                 --------
     if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or any provision therefor, satisfactory to the Indenture Trustee; and

          (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that, for purposes of determining whether the Noteholders of the
--------
requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes beneficially owned, directly or indirectly, by the Issuer, any other obligor upon the Notes, LFG, any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be outstanding. For purposes of this definition, beneficial ownership shall be determined in accordance with Rule 13d-3 of the Securities and Exchange Commission, promulgated pursuant to the Securities Exchange Act of 1934, as amended.

     "Outstanding Principal Balance": As of any date of determination, an amount equal to the aggregate amount of Fundings made on or before such date minus the aggregate Principal Distribution Amounts and any Additional Principal Distribution Amounts paid on or before such date to Noteholders hereunder.

     "Overcollateralization Amount": On any date of determination, the excess of
(a) the sum of the Aggregate Eligible IPB and the Available Funds over (b) the Outstanding Principal Balance.

     "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 7.08 and is authorized by the Issuer pursuant to Section 7.13 to pay the principal of or interest on, any Notes on behalf of the Issuer.

     "Payment Date": The twentieth (20th) day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing with the Initial Payment Date.

     "Person": Any individual, corporation, limited liability company, partnership, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Preference Claim": The meaning specified in Article Eight.

     "Principal Distribution Amount": means with respect to a Payment Date occurring

     (a) during the Accumulation Period, zero;

     (b) during the Amortization Period but prior to the Stated Maturity, to the extent funds are available therefore in the Collection Account, an amount equal to the product of (i) [*] and (ii) the amount by which the Aggregate Eligible IPB as of the second preceding Calculation Date exceeds the Aggregate Eligible IPB as of the related Calculation Date; and

     (c) on the Stated Maturity, an amount equal to the remaining Outstanding Principal Balance. In no event shall the Principal Distribution Amount exceed the amount necessary to pay the principal amount of the Notes in full.

     "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

     "Product Category": One of the underwriting categories, either A, B, C or X, assigned by LFG to the Lease Contracts.

     "Product Mix Limits": The meaning specified in the Lease Acquisition Agreement;provided that, with the prior written approval of the Majority Noteholders, the limitations set forth in the Lease Acquisition Agreement pursuant to the definition of "Product Mix Limits" may be modified.

     "Rapid Amortization Event": The occurrence of any of the following events:
(a) an Event of Default; (b) a Servicing Termination Event; (c) the Issuer or the Trust Estate is required to register as an "investment company" under the Investment Company Act of 1940, as amended; (d) for any three consecutive Collection Periods, the average Net Portfolio Yield for such periods is less than [*] basis points; (e) for any single Collection Period, the average Net Portfolio Yield is less than [*] basis points; (f) for any three consecutive Collection Periods, the average of the Default Rates for such periods is equal to or greater than [*]%; (g) for any three consecutive Collection Periods, the average of the Delinquency Rates for such periods is equal to or greater than [*]%; (h) a Bankruptcy Filing is made with respect to any of NOVA, the Servicer, LFG or LFC VI; (i) the Indenture Trustee shall fail to have a valid and perfected first priority security interest in the Lease Collateral for the benefit of the Noteholders; (j) a material adverse change in the operations of LFG or NOVA or the occurrence of any other event which materially and adversely affects LFG's ability to collect the obligations owing under the Lease Contracts and Lease Receivables or LFG's, LFC VI's, NOVA or the Issuer's ability to perform its duties under any of the Transaction Documents; (k) the Overcollateralization Amount is at any time less than the Minimum Overcollateralization Amount and such shortfall is not eliminated within three Business Days; (l) the Issuer fails to maintain Swap Agreements having notional amounts at least equal to the Required Swap Amount and such deficiency is not cured within three Business Days; (m) the Issuer ceases to be a direct or indirect wholly owned subsidiary of LFG; (n) the occurrence of a default under any credit agreement pursuant to which LFG is indebted to any person in a principal amount in excess of $5,000,000; and (o) the breach of any other material covenant, representation or warranty by any of the Issuer, LFC VI, LFG or NOVA under any of the Transaction Documents to which it is a party, including the failure to pay when due any indemnification amounts owing to an Affected Party (including under Section 2.12, 2.13, 2.14, 10.02(t) and any breakage or other amounts owing to the Swap Provider).

     "Rating Agency Condition" means, with respect to any action under the Transaction Documents, that each Rating Agency shall have been given ten Business Days (or such shorter period as is acceptable to such Rating Agency) prior written notice thereof and that no Rating Agency shall have notified the Issuer, the Servicer, the Indenture Trustee or the Administrator in writing that such action will result in a qualification, reduction or withdrawal of its then-current rating, whether explicit or implied (including any notice to the Administrator regarding the "shadow rating"), of such Notes.

     "Rating Agencies": S&P and Moody's.

     "Receivables Purchase Agreement": The Receivables Purchase Agreement, dated as of even date herewith, between the Issuer and LFC VI.

     "Record Date": The close of business on the last calendar day of the month day prior to the applicable Payment Date, except with respect to the Initial Payment Date, the Record Date shall be the Closing Date.

     "Recoveries": For any Collection Period occurring after the date on which any Lease Contract becomes a Defaulted Lease Contract and with respect to such Defaulted Lease Contract, all payments that the Servicer received from or on behalf of an Obligor during such Collection Period in respect of such Defaulted Lease Contract or from liquidation or re-leasing of the related Equipment, including Scheduled Payments, Guaranty Amounts, and Insurance Proceeds, as reduced by (a) any unreimbursed Servicer Advances with respect to such Lease Contract and (b) any reasonable out-of-pocket expenses incurred by the Servicer in enforcing such Defaulted Lease Contract.

     "Redemption Account": The trust account opened and maintained by the Indenture Trustee pursuant to Section 11.02(f).

     "Redemption Date": A date fixed pursuant to Section 9.01.

     "Redemption Price": With respect to any Note as of any Redemption Date, the Outstanding Principal Balance of such Note, together with interest accrued thereon to the Redemption Date (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for to the Noteholder of such Note on the applicable Record Date or as otherwise provided herein).

     "Redemption Record Date": With respect to any redemption of Notes, a date fixed pursuant to Section 9.01.

     "Registered Holder": The Person whose name appears on the Note Register on the applicable Record Date or Redemption Record Date.

     "Regulatory Change": With respect to any Affected Party:

          (a) any change in (or the adoption, implementation, change in the phase-in or commencement of effectiveness of) any: (i) United States federal or state law or foreign law applicable to such Affected Party, (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court or government authority charged with the interpretation or administration of any law referred to in clause (a)(i), or of (B) any
                                              -------------
     fiscal, monetary or other authority having jurisdiction over such Affected Party, or (iii) GAAP or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above;
           -------------    -------

          (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii)
                                             -------------  -------    --------
     above; or

          (c) the issuance, publication or release of any regulation, interpretation, directive, requirement or request of a type described in clause (a)(i) above to the effect that the obligations of any Affected
     -------------
     Party with respect to the Notes are not entitled to be included in the zero percent category of off-balance sheet assets for purposes of any risk-weighted capital guidelines applicable to such Affected Party.

     "Reinvestment Income": Any interest or other earnings earned on all or part of the Trust Estate.

     "Related Security": The meaning specified in the Receivables Purchase Agreement.

     "Release Agreement": The notice regarding prepayment of Existing Indebtedness and release of related collateral, substantially in the form of Exhibit G attached hereto.
---------

     "Required Swap Amount" means that as of any date of determination, the notional amount of all Swap Agreements equals 70-80% of the then Aggregate Eligible IPB and the amortization schedules applicable to the notional amounts under the Swap Agreements on an aggregate basis for each month shall equal 70-80% of the projected amortization of the Aggregate Eligible IPB for such month.

     "Responsible Officer": When used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, any Assistant Treasurer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "S&P": Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

     "Sale": The meaning specified in Section 6.18.

     "Scheduled Payment": With respect to a Payment Date and a Lease Contract, the periodic payment (exclusive of taxes and other fees) set forth in the Lease Contract and due from the Obligor in the related Collection Period.

     "Servicer": Ladco Financial Group, and any successor Servicer appointed pursuant to the Servicing Agreement.

     "Servicer Advance": The meaning specified in the Servicing Agreement.

     "Servicer Default": The meaning specified in the Servicing Agreement.

     "Servicing Agreement": The Servicing Agreement, dated as of even date herewith, among the Servicer, the Issuer, LFC VI, the Indenture Trustee and the Back-up Servicer.

     "Servicing Charges": Late fees, collection fees and other incidental charges (other than Loss and Damage Waiver Fees and sales and property taxes) levied on Obligors.

     "Servicing Fee": The fee payable on each Payment Date to the Servicer in consideration for the Servicer's performance of its duties hereunder and under the Servicing Agreement, in an amount equal to the product of (a) 1/12 and (b) [*] of the Aggregate IPB as of the immediately preceding Calculation Date.

     "Servicing Files": With respect to each Lease Receivable or Lease Contract, a file folder containing the Servicer's copy of the related Documentation and any ancillary papers.

     "Servicing Officer": The meaning specified in the Servicing Agreement.

     "Servicing Termination Event": The meaning specified in Section 6.01 of the Servicing Agreement.

     "State": Any state of the United States of America and, in addition, the District of Columbia and Puerto Rico.

     "Stated Maturity": The Payment Date that occurs sixty months after the close of the Accumulation Period.

     "Submission Date": The fifth Business Day prior to the Payment Date, by which the Servicer must submit the Monthly Servicing Report to the Indenture Trustee.

     "Substitute Lease Contract": A Lease Contract from which a Substitute Lease Receivable is derived.

     "Substitute Lease Receivable": A Lease Receivable meeting the requirements specified in Section 4.05(a).

     "Swap Agreement": Any interest rate swap agreement entered into between the Issuer and any Swap Provider in connection with Notes, as any such agreement may be amended or modified in accordance with the terms thereof; provided that such Swap Agreement shall be in form and substance acceptable to the Noteholders.

     "Swap Provider": The Bank or any other Person that is Independent of the Issuer and has a long term unsecured credit rating of at least AA- by S&P and Aa3 by Moody's.

     "Swap Rate": The rate payable by the Issuer to the Swap Provider pursuant to any Swap Agreement.

     "Telerate Page 3750": The display designated as "Page 3750" on the Telerate Service (or such other page as may replace "Page 3750" on that service pr another service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rate for Dollars).

     "TPFC": Three Pillars Funding Corporation.

     "Transaction Documents": This Indenture, the Lease Acquisition Agreement, the Receivables Purchase Agreement, the Servicing Agreement, the Note Purchase Agreement, the NOVA Keepwell, the Swap Agreements and the Notes.

     "Transition Costs": Any documented expenses reasonably incurred by a successor Servicer, the Back-up Servicer or the Indenture Trustee in connection with a transfer of servicing under the Servicing Agreement, not to exceed $75,000 in the aggregate.

     "Trustee Fee": The fee payable on each Payment Date to the Indenture Trustee in consideration for the Indenture Trustee's performance of its duties hereunder, in an amount equal to the product of one-twelfth the Trustee Fee Rate and the Outstanding Principal Balance of the Notes immediately following the preceding Payment Date; provided that, with respect to the first Payment Date,
                        --------
such fee shall equal $500.

     "Trustee Fee Rate": [*]

     "Trust Estate": The meaning specified in the Granting Clause hereof.

     "Unused Fee": The meaning specified in the Fee Letter; provided, however, that the Unused Fee shall cease accruing once a Noteholder fails to make a Funding in reliance on Section 14(b) of the Note Purchase Agreement.

     "Verification Date": The second Business Day prior to the Payment Date, by which the Indenture Trustee must verify the information contained in the Monthly Servicing Report.

     "Vice President": With respect to the Issuer, LFG, LFC VI or the Servicer, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     Section 1.02 Certain Rules of Construction.

     Unless the context of this Agreement clearly requires otherwise: (a) references to the plural include the singular and to the singular include the plural; (b) references to any gender include any other gender; (c) the words "include" and "including" are not limiting; (d) the word "or" has the inclusive meaning represented by the phrase "and/or"; (e) the words "hereof," "herein," "hereby," and "hereunder," and any other similar words, refer to this Agreement or such Supplement (as applicable) as a whole and not to any particular provision hereof; and (f) article, section, subsection, clause, exhibit, and schedule references are to this Agreement. Article, section, and subsection headings are for convenience of reference only, shall not constitute a part of this Agreement for any other purpose, and shall not affect the construction of this Agreement. All exhibits and schedules attached hereto are incorporated herein by this reference. Any reference herein to this Agreement or any other agreement, document, or instrument includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

                                  ARTICLE TWO

                                   NOTE FORM

     Section 2.01 Form Generally.

     The Notes and the related certificates of authentication shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined appropriate by the officers executing such Notes, as evidenced by their execution of the Notes. The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner acceptable to the Indenture Trustee and the initial purchasers of the Notes, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Section 2.02 Form of Note.

     Each Note shall be in the form of Exhibit A attached hereto.
                                       ---------

     Section 2.03 Denomination.

     The aggregate principal amount of Notes Outstanding which may be authenticated and delivered under this Indenture is equal to the Commitment Amount, except for Notes authenticated and delivered upon registration of transfer, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.05, 2.06, 2.08 or 8.05. The Notes shall be issuable only as registered Notes without coupons in the denominations of at least $500,000; provided that the
                                                           --------
foregoing shall not restrict or prevent the transfer, in accordance with Sections 2. 06 and 2.07, of any Note with a remaining Outstanding Principal Balance of less than $500,000.

     Section 2.04 Execution, Authentication, Delivery and Dating.

     The Notes shall be executed on behalf of the Issuer by its President or one of its Vice Presidents. The signature of these officers on the Notes must be manual. Notes bearing the manual signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Notes or did not hold offices at the date of authentication or delivery of such Notes.

     Each Note shall be dated as of the date of its authentication.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.05 Temporary Notes.

     Pending the preparation of definitive Notes, the Issuer may execute, and upon Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 7.13, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor one or more definitive Notes of any authorized denominations and of a like initial aggregate principal amount and Stated Maturity. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

     Section 2.06 Registration, Registration of Transfer and Exchange.

     (a) The Issuer shall cause to be kept at an office or agency to be maintained by the Issuer in accordance with Section 7.13 a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Norwest Bank Minnesota, National Association, MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. If the Note Registrar is someone other than the Indenture Trustee, then the Indenture Trustee shall have the right to examine the Note Register at all reasonable times and to rely conclusively upon an Officer's Certificate of the Note Registrar as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes as held.

     (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 7.13 and subject to the conditions set forth in Section 2.07, the Issuer shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, and of a like aggregate principal amount and Stated Maturity.

     (c) At the option of the Noteholder, Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

     (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Note Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed by the Noteholder thereof or his attorney duly authorized in writing.

     No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.05 or 8.05 not involving any registration of transfer.

     Section 2.07 Limitation on Transfer and Exchange.

     (a) The Notes have not been registered or qualified under the Securities Act of 1933 (the "1933 Act") or the securities laws of any state. No transfer of any Note shall be made unless that transfer is made in a transaction which does not require registration or qualification under the 1933 Act or under applicable state securities laws. In the event that a transfer of a Note is to be made, such Noteholder's prospective transferee shall deliver or shall have previously delivered to the Indenture Trustee an investment and assumption letter, substantially in the form of Exhibit B attached hereto (the "Investment Letter"), or, if the Accumulation
---------
Period is terminated, in lieu of an Investment Letter, such transferee may deliver an opinion of counsel (which can be either outside counsel or in-house counsel) that the transfer is exempt from the 1933 Act. Neither the Issuer nor the Indenture Trustee is obligated to register or qualify the Notes under the 1933 Act or any other securities law. Any such Noteholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee (which shall include its officers, directors, employees and agents) and the Issuer against any liability, cost or expense (including attorneys' fees and expenses) that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Such indemnification shall not require the posting of a bond.

     (b) No acquisition or transfer of a Note or any interest therein may be made to any "Benefit Plan Investor"(as defined in 29 C.F.R. (S)2510.3-101) or to any person who is directly or indirectly purchasing the Notes or an interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, such a Benefit Plan Investor unless the Indenture Trustee is provided with an Opinion of Counsel (which shall not be at the expense of the Indenture Trustee) to the effect that (i) either no "prohibited transaction" under ERISA or the Code will occur in connection with such prospective acquiror's or transferee's acquisition and holding of the Notes or that the acquisition and holding of the Notes by such prospective acquirer or transferee is subject to a statutory or administrative exemption, and (ii) that the prospective acquiror's or transferee's acquisition and holding will not subject the Issuer, the Servicer, or the Indenture Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in the Transaction Documents.

     (c) The Indenture Trustee shall have no liability to the Trust Estate or any Noteholder arising from a transfer of any such Note in reliance upon a certification described in this Section 2.07.

     (d) The Notes are not transferable by a Noteholder during the Accumulation Period to anyone other than a Liquidity Bank or Credit Bank without the prior consent of the Issuer, which consent shall not be unreasonably withheld. Any such transfer shall comply with the other requirements of this Section 2.07.

     Section 2.08 Mutilated, Destroyed, Lost or Stolen Note.

     If (a) any mutilated Note is surrendered to the Note Registrar, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee to save the Issuer, the Indenture Trustee or any agent of any of them harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon its request, the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor, initial principal amount and Stated Maturity, bearing a number not contemporaneously outstanding. If after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such new Note from the Person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Indenture Trustee or any agent of any of them in connection therewith. Such indemnification shall not require the posting of a bond. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

     Upon the issuance of any new Note under this Section, the Issuer or Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every new Note issued pursuant to this Section 2.08, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.09 Payment of Principal and Interest; Rights Preserved.

     (a) For each applicable Accrual Period, the Notes shall accrue interest on the Outstanding Principal Balance thereof at the Note Interest Rate as determined during such period in accordance with Section 3.06. All interest and fees accrued hereunder shall be calculated on the basis of a 360-day year and actual days elapsed and shall accrue on a daily basis through the last day preceding the Final Payment Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue payment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided herein) until fully paid. All interest shall be due and payable in arrears on each Payment Date. In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

     (b) The principal of each Note shall be payable in installments in the amount of any applicable Principal Distribution Amount and any Additional Principal Distribution Amount, beginning on the Initial Payment Date and ending no later than the Stated Maturity thereof unless such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption in accordance with Article Nine or otherwise. All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Noteholders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. Each installment of principal payable on the Notes shall be in an amount equal to the Principal Distribution Amount plus any Additional Principal Distribution Amount for such Payment Date. Principal shall be payable on a pro rata basis based upon the relative face amount of each Note; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

     (c) The principal and interest on the Notes are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Person whose name appears as the Registered Noteholder of such Note on the Note Register at the address of such Person as it appears on the Note Register or, at the option of any Noteholder, by wire transfer in immediately available funds to the account

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

specified in writing to the Indenture Trustee by such Registered Noteholder at least two Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Except as set forth in the final sentence of this
Section 2.09(c), all payments on the Notes shall be paid without any requirement of presentment. The Issuer shall notify the Person in whose name a Note is registered at the close of business on the Record Date next preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid. Such notice shall be mailed no later than the tenth day prior to such Payment Date and shall specify the place where such Note may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.15. Each Noteholder shall surrender its Note to the Indenture Trustee prior to payment of the final installment of principal of such Note.

     Section 2.10 Persons Deemed Owner.

     Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     Section 2.11 Cancellation.

     All Notes surrendered to the Indenture Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Indenture Trustee which shall be delivered to the Indenture Trustee) shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.11, except as expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee shall be disposed of by the Indenture Trustee as is customary and in accordance with its standard practice.

     Section 2.12 Increased Costs.

     If any change in Regulation D of the Board of Governors of the Federal Reserve System, or any Regulatory Change, in each case occurring after the date hereof:

     (a) shall subject any Affected Party to any tax, duty or other charge with respect to any amount funded by it with respect to the Notes, or shall change the basis of taxation of payments made to such Affected Party in respect of any amounts funded by it with respect to the Notes (except for changes in the rate of tax on the overall net income of such Affected Party's principal executive office (or, in the case of a Eurodollar Office of such Affected Party, in which such Eurodollar Office) is located); or

     (b) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of Note Interest
Rate), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party with respect to the Notes;

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

     (c) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party with respect to the Notes or its obligations under any Credit Agreement or Liquidity Agreement; or

     (d) shall impose on any Affected Party any other condition affecting any amount funded by any Affected Party with respect to the Notes;

and the result of any of the foregoing is or would be to (i) increase the cost to (or in the case of Regulation D referred to above, to impose a cost on) (A) an Affected Party funding or making or maintaining an interest in any Note (including extensions of credit under the Liquidity Agreement or any credit advance under a Credit Agreement, or any commitment of such Affected Party with respect to any of the foregoing), or (B) Administrator for continuing its or the Issuer's relationship with TPFC, (ii) to reduce the amount of any sum received or receivable by any Affected Party under this Indenture, the Notes, any Credit Agreement or Liquidity Agreement, or (iii) in the good faith determination of such Affected Party, materially reduce the rate of return on the capital of an Affected Party as a consequence herewith to a level below that which such Affected Party could otherwise have achieved, then after demand by such Affected Party to Issuer (which demand shall be accompanied by a written statement setting forth the basis of such demand), Issuer shall pay such Affected Party such additional amount or amounts as will (in the reasonable determination of such Affected Party) compensate such Affected Party for the Issuer's allocable share of such increased cost or such reduction (without duplication of amounts otherwise payable under Sections 2.13 and 2.14 below). Such written statement (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.

     Section 2.13 Breakage Costs.

     The Issuer hereby agrees that upon demand by any Affected Party (which demand shall be accompanied by a written statement setting forth the basis for the calculations of the amount being claimed) the Issuer will indemnify such Noteholder against any net loss or expense which such Noteholder may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Noteholder to fund or maintain the Notes), as reasonably determined by such Noteholder, as a result of (a) any payment or prepayment (including any mandatory prepayment) of funds used to maintain an investment in the Notes on a date other than the date scheduled for repayment of such funds, or (b) any failure of Issuer to make a Funding on the date specified in a related Funding Notice. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.

     Section 2.14 Tax Treatment; Withholding Taxes.

     (a) The Issuer has structured the transaction contemplated by this Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer, and the Indenture Trustee, the Servicer, and each Noteholder by acceptance of its Note, agree to treat the Notes as indebtedness for all tax purposes.

     (b) All payments made by Issuer hereunder (and by any of the Issuer's affiliates under any other indemnification provisions in the Transaction Documents) shall be made free and clear of, and without reduction or withholding for or on account of, any present or future taxes, now or hereafter imposed, levied, collected, withheld or assessed by any taxing authority excluding net income taxes imposed on such party by the jurisdiction under the laws of which such party is organized or any political subdivision or taxing authority thereof or therein (such taxes, excluding such net income taxes, the "Covered Taxes"). If any Covered Taxes are
                                      -------------
required to be withheld from any amounts payable to a Noteholder, the Administrator, a Credit Bank or a Liquidity Bank, the amounts so payable shall be increased to the extent necessary to yield to such party (after payment of all taxes) all such amounts payable hereunder at the rates or in the amounts specified herein. Whenever any Covered Taxes are payably by the Issuer, as promptly as possible thereafter, Issuer shall send to Administrator for its own account or of the account of the applicable party, as the case may be, a certified copy of an original official receipt received by Issuer or Servicer showing payment thereof. If Issuer fails to pay any Covered Taxes when due to the appropriate taxing authority or fails to remit to Administrator the required documentary evidence, Issuer shall indemnify the applicable party for such Covered Taxes and any incremental taxes that may become payable by such party as a result of any such failure.

     (c) At least five (5) Business Days prior to the first date on which any payments are payable hereunder for the account of any Noteholder, the Administrator, a Credit Bank or Liquidity Bank, if such party is not incorporated under the laws of the United States, such party shall cause to be delivered to each of Issuer and the Servicer two (2) duly completed copies of
(i) United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form) executed by the applicable party and certifying that such party is entitled to receive payments hereunder without deduction or withholding of any United States federal income taxes or (ii) United States Internal Revenue Service Form W-8 or W-9 (or successor applicable form) to establish an exemption from United States backup withholding tax. Such party shall replace or update such forms as is necessary or appropriate to maintain any applicable exemption or as is requested by the Servicer or Issuer. If a party does not deliver the forms described in this Section 2.14, the Issuer or Indenture Trustee shall withhold United States federal income taxes from any payments made hereunder at the statutory rate applicable to payments made to such party. Such party by its submissions of such form agrees to indemnify and hold the Issuer and the Indenture Trustee harmless for any United States federal income taxes, penalties, interest and other costs and losses incurred or payable by Issuer or the Indenture Trustee as a result of the Issuer's or Indenture Trustee's reliance on any form that has provided pursuant to this Section 2.14.

                                 ARTICLE THREE

              FINANCING OF ADDITIONAL ELIGIBLE LEASE RECEIVABLES

     Section 3.01 Financing of Additional Eligible Lease Receivables.

     (a) Subject to satisfaction of the conditions precedent set forth in
Section 3.03 and Eligible Leases Receivables being available to be acquired from LFC VI, on each Funding Date during the Accumulation Period the Issuer shall acquire Funded Lease Receivables from LFC VI first with Available Funds and secondly with Fundings. If Eligible Lease Receivables are not available on a Funding Date, no Funding shall occur.

     (b) The Funding Amount for the Funded Lease Receivables acquired on a Funding Date shall be determined by the Servicer and confirmed by the Indenture Trustee based upon information contained in the Funding Notice and shall be reflected in the Funding Notice. Each Funded Lease Receivable and its Related Security shall automatically become subject to the lien of this Indenture and the related Documentation shall be held by the Indenture Trustee as provided herein.

     Section 3.02 Release of Funding Amounts.

     On each Funding Date, provided that the provisions of Sections 3.01(a) and
3.03 are satisfied, the Indenture Trustee shall release from the Collection Account the applicable Funding Amount for the Funded Lease Receivables being acquired on such date. Such funds shall be remitted by the Indenture Trustee first to discharge Existing Indebtedness (as directed in the applicable Release Agreement) with any excess remitted to or at the direction of the Issuer.

     Section 3.03 Conditions Precedent to the Financing of Funded Lease Receivables.

     Each release of funds from the Collection Account for the acquisition of Funded Lease Receivables on a proposed Funding Date during the Accumulation Period (other than the Initial Funding Date) is subject to the satisfaction of the following conditions precedent on the relevant date specified below:

     (a) By noon (Minneapolis time) of the Funding Notice Date, LFG, LFC VI or the Issuer shall have delivered the following items:

         (i) LFG and LFC VI shall have delivered to the Issuer, the Indenture Trustee, and the Noteholders, a draft amendment to the Lease Collateral Schedule containing the information required to be provided with respect to the Funded Lease Receivables and the interests in Related Security proposed to be acquired on the next Funding Date, as specified in the definition of Lease Collateral Schedule;

         (ii) the Issuer shall have delivered or shall have caused to be delivered to the Indenture Trustee, original Lease Contracts and drafts of the other Documentation with respect to the Funded Lease Receivables and the interests in Related Security described in the proposed amendment to the Lease Collateral Schedule;

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

          (iii) the Servicer shall have delivered to the Issuer, the Indenture Trustee and each Noteholder, the Funding Notice; and

          (iv) LFG, LFC VI and the Issuer shall have delivered to the Indenture Trustee and the Noteholders, an executed LFG Certificate, LFC VI Certificate and Issuer Certificate, respectively, certifying as to the matters addressed therein with respect to each Funded Lease Receivable to be acquired by the Issuer on the Funding Date.

     (b) By noon (Minneapolis time) on the second Business Day prior to the proposed Funding Date, the Indenture Trustee shall deliver to the Issuer an executed Indenture Trustee Certificate with respect to the Funded Lease Receivables, which certificate shall contain no exceptions (other than those exceptions that shall have been approved by the Majority Noteholders) and which delivery thereof shall evidence the Indenture Trustee's acceptance of the amendment to the Lease Collateral Schedule, the LFG Certificate, the LFC VI Certificate, the Issuer Certificate, and the other Documentation.

     (c)  As of the proposed Funding Date:

          (i) the Issuer shall have certified pursuant to the Issuer Certificate that the Funded Lease Receivables proposed to be acquired derive from Eligible Lease Contracts and that the Product Mix Limits and Geographic Concentration Limits shall not be exceeded taking into account the Eligible Lease Contracts related to the Funded Lease Receivables to be acquired on such Funding Date;

          (ii) the funds in the Collection Account (not including Lease Receivable Collections collected after the close of the related Collection Period) shall be at least equal to the sum of (A) Monthly Required Payments for the next Payment Date and (B) the aggregate IPB of the Lease Contracts relating to the Lease Receivables proposed to be acquired;

          (iii) the Indenture Trustee shall have no actual knowledge that a Default, Event of Default, Rapid Amortization Event, or Amortization Event shall exist or shall result from the acquisition of such Funded Lease Receivables;

          (iv) the Overcollateralization Amount shall be at least equal to the Minimum Overcollateralization Amount and Swap Agreements meeting the Required Swap Amount shall be in effect (each determined after taking into account any Fundings on such Funding Date);

          (v) the Indenture Trustee shall have received an executed Release Agreement with respect to the amount of the Existing Indebtedness, if any, provided for in the Funding Notice; and

          (vi)  such Funding Date occurs within the Accumulation Period.

     A document or certificate described in clause (a)(i), (a)(ii), (a)(iv) or
(b) above shall be regarded as timely delivered if it is delivered by telecopy (with confirmation of transmission) and an executed or original copy is delivered in accordance with Section 12.03 or 12.04, as the case may be, on or before the proposed Funding Date. If the Indenture Trustee has actual knowledge, after due review of the related Documentation, of any inaccuracies therein that have not been fully corrected by noon (New York time) on the Business Day immediately prior to the proposed Funding Date, the Indenture Trustee shall not deliver an executed Indenture Trustee Certificate pursuant to clause (b) without the prior written consent of the Majority Noteholders.

     The Indenture Trustee shall confirm by telephone or otherwise with the Administrator that the Noteholders have received all of the documentation required to be delivered to them pursuant to this Section 3.03 no later than 5:00 pm (Minneapolis time) on the Business Day prior to any Funding Date and the Indenture Trustee shall be entitled to conclusively rely on the Administrator's confirmation.

     Section 3.04 Fundings by Noteholders.

     (a) Upon issuance of the Notes and execution of the Note Purchase Agreement on the Closing Date the initial Noteholders shall have agreed, and by their acquisition of any Notes and execution of an Investment Letter after the Closing Date any subsequent Noteholders shall have agreed, on the terms and conditions set forth herein and in the Note Purchase Agreement, to make Fundings to the Issuer on the Initial Funding Date and from time to time on any other Funding Date, as specified by the Issuer in accordance with Section 3.03. Each Funding made pursuant to Section 3.05 shall be in an amount at least equal to $500,000 and in increments of not less than $100,000 each, thereafter. At no time hereunder shall the Outstanding Principal Balance exceed the Commitment Amount.

     (b) All Fundings shall be evidenced by the Notes, which shall be issued in an aggregate principal amount equal to the Commitment Amount, although at any one time the Outstanding Principal Balance may be less than the Commitment Amount. Each Noteholder shall endorse on a schedule which shall be attached to each Note or keep internal records regarding: the date and amount of each Funding made by such Noteholder, the applicable Note Interest Rate, and the amount of each payment of principal made by the Issuer with respect thereto. The Noteholders are authorized and directed by the Issuer to make such endorsements but each Noteholder's records shall be effective only if such records are in agreement with the register maintained by the Indenture Trustee, absent manifest error in such register. Failure by any Noteholders to make, or an error of a Noteholder in making, an endorsement with respect to any Funding shall not limit or otherwise affect the obligations of the Issuer hereunder or under any Note.

     (c) Each Noteholder's pro rata share of a Funding shall be determined by multiplying the applicable Investor Funding Amount by a fraction, the numerator of which shall be equal to the maximum principal amount of such Noteholder's Note (as indicated on the face of such Note), and the denominator of which shall be equal to the Commitment Amount. The failure of any Noteholder to remit its pro rata share of any Investor Funding Amount on the Initial Funding Date or any other Funding Date shall not relieve any other Noteholder of any obligation hereunder to make a Funding on such Funding Date. The nondefaulting Noteholder may, but is not required to, fund the portion of the Investor Funding Amount not funded by the defaulting Noteholder. If the nondefaulting Noteholder does not fund the portion of the Investor Funding Amount by the defaulting Noteholder, the Investor Funding Amount and the $500,000 minimum funding amount with respect thereto shall be reduced by the defaulting Noteholder's portion of the Investor Funding Amount and the Issuer shall have all remedies available to it under applicable law in respect of the defaulting Noteholder.

     (d) Immediately following each Funding or payment of principal on the Notes, the Indenture Trustee shall make an appropriate notation in the Note Register indicating the amount and date of the Funding or payment and the Available Commitment Amount after giving effect to any Funding.

     Section 3.05 Fundings to Acquire Eligible Lease Receivables.

     On the Initial Funding Date, a Funding shall take place in the approximate amount of $16,000,000. The proceeds of the Funding on the Initial Funding Date shall be used by the Issuer, first, in connection with the transactions contemplated by the Receivables Purchase Agreement and the Lease Acquisition Agreement to discharge (as specified in the Release Agreement delivered in respect of the Initial Funding Date) the Existing Indebtedness referenced therein, second, to the payment of any other amounts owing under the Receivables Purchase Agreement, and, third, to pay the costs incurred in connection with the issuance of the Notes, with any remaining amount to be used by the Issuer for other corporate purposes. No later than 1:00 p.m. (New York time) on the Initial Funding Date and each Funding Date for which a Funding has been requested and confirmed based on satisfaction of the conditions set forth in Section 3.03, each Noteholder shall remit to the Indenture Trustee in immediately available funds for deposit in the Collection Account, its pro rata share of the requested Investor Funding Amount as specified in the Funding Notice.

     Section 3.06 Calculation of Note Interest Rate.

     (a) The Note Interest Rate applicable during each Accrual Period shall be determined on the Business Day immediately preceding the related Submission Date (provided that the Note Interest Rate during the first Accrual Period for any Funding made after such Submission Date and prior to the Payment Date, shall be determined on the Business Day prior to the Funding Date). Each Noteholder shall notify the Indenture Trustee and the Issuer in writing of the applicable Note Interest Rate (including all of the components thereof (such as the Alternate Reference Rate, the Eurodollar Rate (Reserve Adjusted), the Reserve Percentage and the Commercial Paper Rate, as applicable)) on or before 1:00 p.m. (New York time) on such applicable date of determination, and such Note Interest Rate shall be deemed to have been in effect for the Accrual Period then ending.

     (b) Upon each determination of the applicable Note Interest Charges for an Accrual Period, the Indenture Trustee will promptly provide notice of such determination to the Noteholders, the Issuer and the Servicer.

     Section 3.07 Re-underwriting of Funded Lease Receivables; Operational
     Review.

     (a) During the Accumulation Period, the Issuer shall cause the Independent Accountants to periodically re-underwrite a sample of all Funded Lease Receivables acquired by the Issuer since the last re-underwriting. Within 120 days following December 31, 2000, the Issuer shall cause the Independent Accountants to re-underwrite all Funded Lease Receivables acquired by the Issuer on or before December 31, 2000. Thereafter, within 120 days following the end of each six month period following December 31, 2000, the Issuer shall cause the Independent Accountants to perform a re-underwriting of all Funded Receivables acquired during such most recently ended six month period; provided that no such
                                                           --------
re-underwriting shall be required following any termination of the Accumulation Period. The scope of all such reviews must be reasonably acceptable to the Majority Noteholders and performed by an Independent Accountant. The sample of Lease Receivables periodically re-underwritten by the Independent Accountants pursuant to this Section 3.07 shall be large enough to achieve a 99% confidence level with a 5% error rate. If any errors have been discovered by the Independent Accountants in the course of any such re-underwriting, and the Issuer or the Servicer is not able to correct such error to the satisfaction of the Majority Noteholders by the next Payment Date following receipt by the Issuer from the Independent Accountants of the re-underwriting, the Issuer shall cause LFC VI to either (i) repurchase the affected Lease Receivables at a price equal to the applicable Lease Receivable Repurchase Price, (ii) replace the affected Lease Receivables with Substitute Lease Receivables or (iii) deposit funds in the Collection Account in the amount, if any, by which the Funding Amount as recalculated based on the correct information is less than the erroneous Funding Amount.

     (b) Within 120 days of the close of each fiscal year during the Accumulation Period, the Issuer shall cause an operational review of the Issuer to be performed by the Independent Accountants with the results delivered to the Noteholders. The scope of such review shall be determined by the Majority Noteholders as may be reasonably required by the Majority Noteholders.

                                 ARTICLE FOUR

                        ISSUANCE OF NOTES; TRUST ESTATE

     Section 4.01 Conditions to Issuance of Notes.

     The Notes shall be executed by the Issuer and delivered to the Indenture Trustee for authentication. Such Notes shall be authenticated and delivered by the Indenture Trustee upon Issuer Order and upon receipt by the Indenture Trustee of the following:

     (a) the Lease Collateral Schedule and an executed copy of the LFG Certificate, the LFC VI Certificate, the Issuer Certificate and the Indenture Trustee Certificate;

     (b) from or on behalf of the Issuer, the original executed counterpart of each Initial Lease Contract related to each Initial Lease Receivable and any other items included in the definition of Documentation;

     (c) a copy of an officially certified document, dated not more than 15 days prior to the Closing Date, evidencing the due organization and good standing of each of NOVA, the Issuer, LFC VI and LFG;

     (d) copies of the Certificate of Incorporation and By-Laws of NOVA, the Issuer, LFC VI and LFG, resolutions of the Board of Directors of each of NOVA, the Issuer, LFC VI and LFG, each authorizing the execution, delivery and performance of the Transaction Documents and the transactions contemplated by the Transaction Documents, and each certified by the Secretary or an Assistant Secretary of NOVA, the Issuer, LFC VI and LFG, as applicable;

     (e) (i) UCC search reports as to copies of financing statements on file in the office of the California Secretary of State of with respect to each of LFG, LFC VI, and the Issuer; (ii) evidence of filing (or delivery for filing with actual filing within 2 Business Days of the Closing Date): (A) with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of California of (1) UCC-1 financing statements executed by LFG, as debtor, and naming LFC VI, as secured party, and the Lease Assets as collateral and (2) UCC-1 financing statements executed by LFC VI, as debtor, and naming the Issuer, as secured party, and the Indenture Trustee for the benefit of the Noteholders as assignee of the Issuer, and the Lease Collateral as collateral; and (B) with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of California of UCC-1 financing statements executed by the Issuer, as debtor, and naming the Indenture Trustee for the benefit of the Noteholders, as secured party, and the Trust Estate as collateral; and (iii) evidence of filing (or delivery for filing with actual filing within 2 Business Days of the Closing Date) with the Secretary of State (or other applicable authority) of each Enumerated State (and with the relevant county, if required by the applicable state law) of (A) UCC-1 financing statements executed by LFG, as debtor, and naming LFC VI, as secured party, and the Equipment located in such State as collateral and (B) UCC-1 financing statements executed by LFC VI, as debtor, and naming the Issuer, as secured party, and the Indenture Trustee for the benefit of the Noteholders as assignee of the Issuer, and the Equipment located in such State as collateral.

     (f) an executed copy of each of the Lease Acquisition Agreement, Receivables Purchase Agreement, Servicing Agreement, Swap Agreement with each Swap Provider and Note Purchase Agreement with each initial Noteholder;

     (g) evidence of establishment of the Collection Account and any other account established and maintained hereunder and the deposit by the Issuer of any Lease Receivable Collections due and collected since the Cut-Off Date for the Initial Lease Receivables and the related Initial Lease Contracts;

     (h) a certificate listing the Servicing Officers of the Servicer as of the Closing Date; and

     (i) such other documents and opinions as the Indenture Trustee or the Noteholders may reasonably require.

     Section 4.02 Security for Notes.

     (a) The Issuer, LFC VI and LFG shall file UCC-1 financing statements described in Sections 4.01(e) and 4.02(b) in accordance with such Sections. From time to time, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's interest in the Trust Estate against all other Persons, including the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title, provided that neither LFG, LFC VI nor the Issuer shall be required to file UCC-1 financing statements against Obligors with respect to the Equipment having a value of less than $5,000 and neither LFG, LFC VI nor the Issuer shall be required to file UCC assignments of any equipment filings against Obligors.

     (b) If any change in either LFG's, LFC VI's or the Issuer's name, identity, structure or the location of its principal place of business or chief executive office occurs, then the Issuer shall, or the Issuer shall cause LFG or LFC VI, to deliver 30 days prior written notice of such change or relocation to the Servicer, the Noteholders and the Indenture Trustee and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Indenture Trustee's interest in the Trust Estate.

     (c) During the term of this Indenture, the Issuer will maintain its chief executive office and principal place of business in one of the States of the United States.

     (d) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Indenture Trustee's right, title and interest in and to the Trust Estate.

     Section 4.03 Review of Documentation.

     (a) Prior to the Initial Funding Date and on or before each Funding Notice Date, the Issuer shall deliver to the Indenture Trustee the original of each Lease Contract from which each Lease Receivable to be acquired on such date is derived. Each Lease Contract and the related files shall be clearly marked with an LFG Lease Number, which Lease Number shall be used by the Issuer and the Indenture Trustee to identify such Lease Contract and Lease Receivable on the Lease Collateral Schedule.

     (b) Prior to the Initial Funding Date or any other related Funding Date, as applicable, and in accordance with Section 3.03, the Indenture Trustee will review the Documentation related to each Initial Lease Contract and Initial Lease Receivable or each Funded Lease Receivable. The Indenture Trustee shall confirm, by execution and delivery of the Indenture Trustee Certificate to the Issuer and the Noteholders, that:

(i) the Indenture Trustee has received each item listed in the definition of "Documentation" in Section 1.01; (ii) the Indenture Trustee has received originals of the Lease Contract related to each Lease Receivable; and (iii) each of the LFG Lease Number, the IPB and the Product Category and Geographic Concentration designation, as such categories are indicated in the files, is as set forth in the Lease Collateral Schedule.

     Section 4.04 Defective Lease Collateral.

     (a) If, upon examination of the Documentation in accordance with Section 4.03, the Indenture Trustee determines that such Documentation does not satisfy the requirements described in Section 4.03(b), or is unable to confirm that such requirements have been met, the Indenture Trustee shall promptly notify the Issuer by telephone or telecopy. If the Issuer does not satisfy the Indenture Trustee prior to the second Business Day prior to the Initial Funding Date or any other Funding Date as applicable, the Indenture Trustee shall return the applicable Lease Contract and related files to the Issuer or the Custodian, as applicable.

     (b) In the event that the Issuer or the Indenture Trustee discovers or is notified of any breach of a representation or warranty with respect to a Lease Receivable that entitles the Issuer to cause LFC VI to cure, replace or repurchase such Lease Receivable in accordance with Section 3.03 of the Receivables Purchase Agreement, the party discovering such breach shall notify the others and the Issuer shall within five Business Days of discovery or notice enforce LFC VI's obligation to cure, replace or repurchase such Lease Receivable at the Lease Receivable Repurchase Price and concurrently therewith, LFC VI shall enforce LFG's obligation to cure replace or repurchase the Lease Receivable and related Lease Contract at the Lease Contract Repurchase Price all in accordance with Section 3.03 of the Lease Acquisition Agreement. If a Lease Receivable is replaced or repurchased by LFC VI, the Indenture Trustee shall return the affected Lease Contract and related files to LFC VI, release its interest therein and such Lease Receivable and the interest in Related Security related thereto shall no longer constitute a Lease Receivable or Related Security hereunder. In the event that LFC VI causes LFG to replace or repurchase the Lease Receivable and related Lease Contract described above, then LFC VI shall so inform the Indenture Trustee and in that event, the Indenture Trustee shall return the affected Lease Contract and related files directly to LFG. If the Issuer does not demand performance under Section 3.03 of the Receivables Purchase Agreement against LFC VI within five Business Days of discovery or notice, the Indenture Trustee shall do so.

     (c) With respect to any Lease Receivable derived from (i) any Defaulted Lease Contract or (ii) any Delinquent Lease Contract as to which a Scheduled Payment has not been received within 60 days of the date when due by the Servicer and as to which the Servicer has made a determination, in accordance with its customary practices, that such Delinquent Lease Contract will become a Defaulted Lease Contract, the Issuer shall be entitled, upon five Business Days notice to the Indenture Trustee, to remove such Lease Receivable from the Trust Estate and deliver either the Lease Receivable Repurchase Price or a Substitute Lease Receivable and interest in Related Security for such Substitute Lease Receivable meeting the same requirements as those specified in Section 3.04 of the Receivables Purchase Agreement for substitutions by LFC VI upon breaches of a representation or warranty by LFC VI thereunder; provided that the aggregate
                                                   --------
IPB of such Lease Receivables that are derived from the Lease Contracts identified above and are substituted or removed at any time by the Issuer (measured as of the date of removal or substitution) shall not exceed 10% of the highest Aggregate IPB to the date of such removal or substitution; provided
                                                                   --------
further that no substitution or removal shall be made if: (A) such substitution or removal is made with any intent to hinder, delay, or defraud any entity to which LFG or LFC VI is or will become indebted; (B) there shall be any reason to believe that LFG or LFC VI is insolvent or that such substitution or removal will render LFG or LFC VI insolvent on the date thereof or as a result of such substitution or repurchase; (C) at the time of such substitution or removal, LFG or LFC VI is engaged in business, or about to engage in business, for which the assets remaining with it after the substitution or removal will be an unreasonably small amount of capital; or (D) LFG or LFC VI intends or believes that it will incur debts beyond its ability to pay as such debts mature.

     Section 4.05 Substitution of Lease Receivables.

     (a) If a Lease Receivable is to be removed and replaced with another Lease Receivable, such "Substitute Lease Receivable" shall, in addition to satisfying the percentage limitations set forth in Section 4.04 above, shall also meet the requirements for Funded Lease Receivables set forth in Section 3.03 and Section
2.01 and 3.04 of the Receivables Purchase Agreement and shall be transferred to the Indenture Trustee along with the related Documentation in a manner similar to that described in Section 3.03.

     (b) Upon satisfaction of the conditions specified in Section 3.03, 4.04 and this 4.05 and written instructions from the Issuer or the Servicer, the Indenture Trustee shall release the Lease Receivable and interest in Related Security being replaced from the lien of this Indenture.

     Section 4.06 Administration of the Lease Collateral.

     The Lease Collateral shall be serviced by the Servicer in accordance with the terms of the Servicing Agreement. The Servicer, as agent of the Issuer, retains all rights to provide any notices and instructions to Obligors in connection with the Lease Collateral. In the event that the Indenture Trustee obtains any notices, requests for information or other communication from an Obligor, it shall immediately forward such communication to the Servicer. The Indenture Trustee shall deposit any Lease Receivable Collections received by it in the Collection Account, in accordance with Section 11.02 and it shall deliver written or electronic statements regarding such collections and deposits to the Servicer at least monthly. The Indenture Trustee shall have no obligation to advance funds to the Collection Account. In the absence of an Event of Default, the Indenture Trustee shall not take any action with respect to any Lease Contract or Lease Receivable without the express written authorization of the Servicer or the Issuer. Notwithstanding that the Indenture Trustee is the assignee of the Lease Collateral, the Indenture Trustee shall have no duties or responsibilities under the terms of the Lease Contracts or Lease Receivables except as specifically set forth herein.

     Section 4.07 Releases.

     (a) The Indenture Trustee, upon written request and receipt of the documentation necessary to enable the Indenture Trustee to do so, may, and when required by the provisions of Articles Four, Five, Six and Nine shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article Four shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (b) The Indenture Trustee may, if requested by the Servicer for purposes of servicing a Lease Receivable or related Lease Contract, temporarily release to the Servicer the original Lease Contract. Any Lease Contract temporarily released from the custody of the Indenture Trustee to the Servicer or its agents shall have stamped on it prior to delivery a legend to the effect that the Lease Contract is the property of the LFC VI and has been pledged to Norwest Bank Minnesota, National Association, as Indenture Trustee. The

Servicer shall promptly return the Lease Contract to the Indenture Trustee when the need therefor no longer exists.

                                 ARTICLE FIVE

                          SATISFACTION AND DISCHARGE

     Section 5.01 Satisfaction and Discharge of Indenture.

     (a) Following payment in full of (i) all of the Notes, (ii) the fees and charges of the Indenture Trustee and the Back-up Servicer and (iii) all other obligations of the Issuer under this Indenture, and the release by the Indenture Trustee of the Trust Estate in accordance with Section 4.07, this Indenture shall be discharged.

     (b) In connection with the discharge of this Indenture and the release of the Trust Estate, the Indenture Trustee shall release from the lien of this Indenture and deliver to or upon the order of the Issuer all property remaining in the Trust Estate and the Indenture Trustee shall execute and the Issuer shall file, at the expense of the Issuer, UCC termination statements evidencing such discharge and release.

                                  ARTICLE SIX

                             DEFAULTS AND REMEDIES

     Section 6.01 Events of Default.

     "Event of Default" wherever used herein means any one of the following events:

     (a) default in the payment of any principal of any Note when the same becomes due and payable; or

     (b) default in the payment of any interest upon any Note when the same becomes due and payable; or

     (c) (i) default in the performance of any covenant of the Issuer or (ii) breach of any representation or warranty of the Issuer in the Transaction Documents, in either case which has a material adverse effect on the Noteholders (other than a covenant or warranty default in the performance of which or breach of which is elsewhere in this Section specifically dealt with) and continuance of such default or breach for a period of 30 days after the earlier of the date that the Issuer has actual knowledge thereof or receives written notice thereof pursuant to this Indenture; or

     (d) a Bankruptcy Filing with respect to the Issuer.

     Section 6.02 Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to any of the Notes at the time Outstanding occurs and is continuing, then, and in every such case, the Indenture Trustee shall, at the direction of the Majority Noteholders, declare the principal of all the Notes to be immediately due and payable, by notice given in writing to the Issuer and upon any such declaration, such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Indenture), all of which are hereby expressly waived.

     At any time after such a declaration of acceleration has been made, but before any Sale of the Trust Estate has been made or a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the Majority Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences (except that in the case of a payment default on the Notes, the consent of all the Noteholders shall be required to rescind and annul such a declaration and its consequences) if:

     (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

         (i) all overdue installments of interest on all Notes and interest thereon at the rate borne by such Notes from the time such overdue interest first became due until the date when paid;

         (ii) the principal of any Notes which has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Notes from the time such principal first became due until the date when paid; and

          (iii) all sums paid or advanced, together with interest thereon, by the Indenture Trustee or any Noteholder hereunder, and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Noteholders, their agents and counsel incurred in connection with the enforcement of this Indenture to the date of such payment or deposit; and

     (b) all Events of Default, other than the nonpayment of the principal on any of the Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.15.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 6.03 Collection of Indebtedness and Suits for Enforcement by
Trustee.

     The Issuer covenants that if an Event of Default shall occur and be continuing and any of the Notes have been declared due and payable and such declaration has not been rescinded and annulled, the Issuer will, upon demand of the Indenture Trustee and at the direction of the Majority Noteholders, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal and overdue interest at the rate provided herein and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

     If the Issuer fails to pay such amount forthwith upon such demand, the Indenture Trustee, in its own name and as Indenture Trustee of an express trust may, and shall, at the direction of the Majority Noteholders, institute Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, wherever situated.

     If an Event of Default occurs and is continuing, the Indenture Trustee shall, at the direction of the Majority Noteholders, proceed to protect and enforce the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee, at the direction of the Majority Noteholders, shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 6.04 Remedies.

     If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and shall, at the direction of the Majority Noteholders, do one or more of the following:

     (a) institute Proceedings for the collection of all amounts then due and payable on the Notes or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer the monies adjudged due;

     (b) take possession of and sell the Trust Estate securing the Notes or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

     (c) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Indenture with respect to the Trust Estate securing the Notes;

     (d) during the continuance of a default under a Lease Contract, exercise any of the rights of the lessor under such Lease Contract; and

     (e) exercise any remedies of a secured party under the Uniform Commercial Code or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders hereunder;

provided that without the consent of all Noteholders, the Indenture Trustee may
--------
not sell or otherwise liquidate any portion of the Trust Estate unless the proceeds of such Sale or liquidation distributable to the Noteholders are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and interest.

     Section 6.05 Optional Preservation of Trust Estate.

     If (a) an Event of Default shall have occurred and be continuing with respect to the Notes and (b) no Notes have been declared due and payable, or such declaration and its consequences have been annulled and rescinded, the Indenture Trustee shall, upon request from the Majority Noteholders, elect by giving written notice of such election to the Issuer, to take possession of and retain the Trust Estate securing the Notes intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article Twelve of this Indenture. If the Indenture Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Indenture Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Notes remaining at the time of such rescission by written notice to the Indenture Trustee and the Issuer from the Majority Noteholders.

     Section 6.06 Indenture Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of any of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise,

     (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under Section 7.07) and of the Noteholders allowed in such judicial Proceeding, and

     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07.

     Nothing contained in this Indenture shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Noteholder, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

     Section 6.07 Indenture Trustee May Enforce Claims Without Possession of Notes.

     (a) In all Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     (b) All rights of actions and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders.

     Section 6.08 Application of Money Collected.

     If the Notes have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Indenture Trustee with respect to the Notes pursuant to this Article Six or otherwise and any other money that may be held thereafter by the Indenture Trustee as security for the Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid.

     FIRST: All amounts due and owing and required to be distributed to the Indenture Trustee, the Back-up Servicer, and any successor Servicer, respectively, pursuant to priorities (ii), (iii) and (xii) of Section 11.02(d) hereof and not previously distributed, in the order of such priorities and without preference or priority of any kind within such priorities;

     SECOND: If LFG is the Servicer, to the payment of the Servicing Fee then due the Servicer hereunder and under the Servicing Agreement and to pay the Servicer the amount necessary to reimburse the Servicer for any unrecovered Servicer Advances to the extent that Scheduled Payments or other Recoveries are collected on the related Lease Contract;

     THIRD: To pay to the applicable Swap Providers, if any, the regularly scheduled payments specified in each confirmation (as such terms is defined in the applicable Swap Agreement) entered into pursuant to all Swap Agreements then in effect but not including any breakage or other termination costs incurred thereunder;

     FOURTH: To the payment to the Noteholders of then accrued and unpaid Note Interest Charges, with interest (to the extent such interest has been collected by the Indenture Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Notes) on overdue interest;

     FIFTH: To the payment to the Noteholders of the remaining Outstanding Principal Balance;

     SIXTH: To the payment to the Noteholders or their designated agents, pro rata, for (a) any costs or expenses incurred in connection with any enforcement action with respect to this Indenture or the Notes and (b) Carrying Costs not reimbursed above;

     SEVENTH: To the payment to the Swap Provider of any other amounts due and owing under any applicable Swap Agreement;

     EIGHTH: If LFG is the Servicer, any other amounts due it as Servicer as expressly provided herein and in the Servicing Agreement;

     NINTH: To the payment of any surplus to or at the written direction of the Issuer or any other Person legally entitled thereto.

     Section 6.09 [Reserved].

     Section 6.10 Unconditional Right of Noteholders to Receive Principal and Interest.

     Notwithstanding any other provision in this Indenture, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Note as such principal and interest becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

     Section 6.11 Restoration of Rights and Remedies.

     If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 6.12 Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.08, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 6.13 Delay or Omission; Not Waiver.

     No delay or omission of the Indenture Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Six or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders.

     Section 6.14 Control by Noteholders.

     The Majority Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:
--------

     (a) such direction shall not be in conflict with any rule of law or with this Indenture including any provision hereof which expressly provides for approval by a greater percentage of Outstanding Principal Balance of all Notes;

     (b) any direction to the Indenture Trustee by the Noteholders to undertake a private sale of the Trust Estate shall be by all of the Noteholders, unless the condition set forth in Section 6.18(b)(ii) is met;

     (c) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided that,
                                                                 --------
subject to Section 7.01, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in personal liability or be unjustly prejudicial to the Noteholders not consenting; and

     (d) the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f).

     Section 6.15 Waiver of Certain Events by the Majority Noteholders.

     (a) The Majority Noteholders may waive, on behalf of all Noteholders, and in their sole discretion, any Amortization Event, Rapid Amortization Event or Servicer Termination Event and its consequences, provided that the Rating Agency Condition is met in the case of an event described in clause (k) of the definition of Rapid Amortization Event and (b) the Majority Noteholders may waive, on behalf of all Noteholders, a Default or Event of Default and its consequences in each case except:

          (i) a Default in the payment of the principal of or interest on any Note, or a Default described in Sections 6.01(d), or

          (ii) in the case of (b) above, in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected.

     Upon any such waiver, such Default, Servicer Termination Event, Rapid Amortization Event or Amortization Event shall cease to exist, and any Event of Default or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default, Servicer Termination Event, Rapid Amortization Event or Amortization Event or impair any right consequent thereon.

     Section 6.16 Undertaking for Costs.

     All parties to this Indenture agree, and each Noteholder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Indenture Trustee, or to any suit instituted by the Majority Noteholders, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Stated Maturity expressed in such Note.

     Section 6.17 Waiver of Stay or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 6.18 Sale of Trust Estate.

     (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 6.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

     (b) To the extent permitted by applicable law, the Indenture Trustee shall not, in any private Sale, sell to a third party the Trust Estate, or any portion thereof unless:

          (i) The Noteholders of all Outstanding Notes direct the Indenture Trustee in writing to make such Sale; or

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

          (ii) if less than all Noteholders have given their consent, the proceeds of such Sale would not be less than the sum of all amounts due to the Indenture Trustee hereunder and the Outstanding Principal Balance of all Notes and interest due or to become due thereon on the Payment Date next succeeding such Sale.

     (c) The Indenture Trustee or any Noteholder may bid for and acquire any portion of the Trust Estate in connection with a public Sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Noteholder or other amounts owing to such Noteholder secured by this Indenture, that portion of the net proceeds of such Sale to which such Noteholder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee or the Noteholders in connection with such Sale. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes. The Indenture Trustee or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

     (d) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (e) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Estate shall be commercially reasonable.

     Section 6.19 Action on Notes.

     The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                                 ARTICLE SEVEN

                             THE INDENTURE TRUSTEE

     Section 7.01 Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default known to the Indenture Trustee as provided in subsection (e) below:

         (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

         (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Indenture Trustee, such certificate or opinion shall cite the applicable provision and the Indenture Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Indenture.

     (b) The Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

         (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

         (ii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the Majority Noteholders (or other such percentage as may be required by the terms hereof) in accordance with Section 6.14 relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture; and

         (iii) no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided
                                                                     --------
     that nothing herein contained shall excuse the Indenture Trustee for failure to perform its duties as Indenture Trustee under this Indenture.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this
Section 7.01.

     (e) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice of any Event of Default described in Section 6.01(d) or any Default described in Section 6.01(c) unless a Responsible Officer assigned to and working in the Indenture Trustee's Corporate Trust Office has actual knowledge or has received written notice of any event which is in fact such an Event of Default or Default, and such notice references (i) the Notes generally, the Issuer, the Trust Estate or this Indenture and (ii) the Section or Sections under which such event constitutes an Event of Default or Default.

     (f) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

     (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another person or the acquisition of the Trust Estate by the Indenture Trustee or the Noteholders, the rights of the Noteholders shall continue to be governed by the terms of this Indenture.

     (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

     (j) At all times during the term of this Indenture, the Indenture Trustee shall keep at its Corporate Trust Office for inspection by the Noteholders the Lease Collateral Schedule and all amendments thereto delivered to it.

     Section 7.02 Notice of Default and Other Events.

     Promptly after the occurrence of any Default or Event of Default, Rapid Amortization Event or Amortization Event known to the Indenture Trustee (within the meaning of Section 7.01(e)) which is continuing, the Indenture Trustee shall transmit by telephonic or telecopy communication confirmed by mail to all Noteholders, as their names and addresses appear on the Note Register, notice of such event hereunder known to the Indenture Trustee, unless such event shall have been promptly cured or waived prior to the Indenture Trustee's delivery of such notice.

     Section 7.03 Certain Rights of Indenture Trustee.

     Except as otherwise provided in Section 7.01:

     (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith, negligence or willful misconduct on its part, rely upon an Officer's Certificate;

     (d) the Indenture Trustee may consult with counsel familiar with such matters and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and the Indenture Trustee shall not be liable in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity (satisfactory to the Indenture Trustee in its sole discretion) against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall reasonably determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney;

     (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

     (h) except as expressly provided in this Indenture and in the Lease Acquisition Agreement, the Indenture Trustee shall have no duty to monitor the performance of the Servicer, and shall have no liability in connection therewith.

     Notwithstanding the foregoing, nothing in this Indenture shall limit the Indenture Trustee's obligations under the Lease Acquisition Agreement, the Receivables Purchase Agreement or the Servicing Agreement, which shall be governed by the respective agreement.

     Section 7.04 Not Responsible for Recitals or Issuance of Notes.

     (a) The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or condition of the

Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Indenture Trustee hereunder or as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order under any provisions hereof.

     (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Indenture Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Lease Receivable, Lease Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the filing of any financing statements, amendments thereto, or continuation statements, the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Indenture Trustee or of any intervening assignment, the review of any Lease Contract (it being understood that the Indenture Trustee has not reviewed and does not intend to review the substance or form of any such Lease Contract except as required by Section 4.03), the performance or enforcement of any Lease Receivable or Lease Contract, the compliance by the Issuer with any covenant or the breach by the Issuer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account, or any loss resulting therefrom (other than losses from nonpayment of investments in obligations of Norwest Bank Minnesota, National Association issued in its capacity other than as Indenture Trustee), the acts or omissions of the Issuer, or any Obligor or any action of the Issuer taken in the name of the Indenture Trustee.

     (c) The Indenture Trustee shall not have any obligation or liability under any Lease Receivable or Lease Contract by reason of or arising out of this Indenture or the granting of a security interest in such Lease Receivable or Lease Contract hereunder or the receipt by the Indenture Trustee of any payment relating to any Lease Receivable or Lease Contract pursuant hereto, nor shall the Indenture Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Lease Receivable or Lease Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Lease Receivable or Lease Contract.

     Section 7.05 May Not Hold Notes.

     Neither the Indenture Trustee nor any Paying Agent, Note Registrar, or Authenticating Agent may, in its individual capacity, become the owner or pledgee of Notes.

     Section 7.06 Money Held in Trust.

     Money and investments held in trust by the Indenture Trustee or any Paying Agent hereunder shall be held in one or more trust accounts hereunder. The Indenture Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or otherwise specifically provided herein.

     Section 7.07 Compensation and Reimbursement.

     The Issuer agrees:

     (a) to pay the Indenture Trustee monthly its fee for all services rendered by it hereunder as Indenture Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust) and to pay to the Back-up Servicer its fee for all services rendered hereunder and under the Servicing Agreement as Back-up Servicer, in the amount of the Back-up Servicer Fee;

     (b) except as otherwise expressly provided herein, to reimburse the Indenture Trustee or the Back-up Servicer upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Indenture Trustee or the Back-up Servicer, respectively, in accordance with any provision of this Indenture or Servicing Agreement (including the reasonable compensation and the expenses and disbursements of the Indenture Trustee's and Back-up Servicer's agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith; and

     (c) to indemnify and hold harmless the Trust, the Indenture Trustee and the Back-up Servicer from and against any loss, liability, expense, damage or injury (other than those attributable to a Noteholder in its capacity as an investor in any of the Notes) sustained or suffered pursuant to this Indenture by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust Estate or the Indenture Trustee (including any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture), including any judgment, award, settlement, reasonable attorneys' fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that
                                                                 --------
the Issuer shall not indemnify the Indenture Trustee if such loss, liability, expense, damage or injury is due to the Indenture Trustee's gross negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties. Any indemnification pursuant to this Section shall only be payable from the assets of the Issuer and shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and this indemnification agreement shall survive the termination of this Indenture.

     Section 7.08 Corporate Trustee Required; Eligibility.

     There shall at all times be a trustee hereunder, who shall be the Indenture Trustee, which shall be a banking corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by federal or state authority and having an office within the United States of America, and which shall have a commercial paper or other short-term rating of the highest short term rating by the Rating Agencies. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 7.09 Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under
Section 7.10.

     (b) The Indenture Trustee may resign at any time by giving 30 days' written notice thereof to the Issuer and to each Noteholder. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Indenture Trustee.

     (c) The Indenture Trustee may be removed by the Majority Noteholders, at any time if one of the following events have occurred:

          (i)    the Indenture Trustee shall cease to be eligible under Section
     7.08 and shall fail to resign after written request therefor by the Issuer or by any Noteholder, or

          (ii) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

          (iii) the Indenture Trustee has failed to perform its duties in accordance with this Indenture or has breached any representation of warranty made in this Indenture.

     (d) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause with respect to any of the Notes, the Issuer by a Board Resolution, shall promptly appoint a successor Indenture Trustee reasonably satisfactory to the Majority Noteholders. If no successor Indenture Trustee shall have been so appointed by the Issuer within 30 days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, then the Majority Noteholders may appoint a successor Indenture Trustee. No removal or resignation of the Indenture Trustee shall become effective until the acceptance of the appointment of a successor Indenture Trustee under Section 7.10.

     (e) The Issuer shall give notice in the manner provided in Section 12.03 of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee with respect to the Notes. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

     Section 7.10 Acceptance of Appointment by Successor.

     Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee but, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

     No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be eligible under this Article.

     Section 7.11 Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee.

     Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such Person shall be otherwise qualified and
                   --------
eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

     Section 7.12 Co-Indenture Trustees and Separate Indenture Trustees.

     (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee or of the Noteholders representing at least 25% of the Outstanding Principal Balance, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee and meeting the eligibility standards for the Indenture Trustee specified in Section 7.08, either to act as Co-Indenture Trustee, jointly with the Indenture Trustee of all or any part of such Trust Estate, or to act as separate Indenture Trustee of any such property (a "Co-Indenture Trustee"), in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment.

     (b) Should any written instrument from the Issuer be reasonably required by any Co-Indenture Trustee or separate Indenture Trustee so appointed for more fully confirming to such Co-Indenture Trustee or separate Indenture Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

     (c) Every Co-Indenture Trustee or separate Indenture Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

          (i) the Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee;

          (ii) the rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such Co-Indenture Trustee or separate Indenture Trustee jointly, as shall be provided in the instrument appointing such Co-Indenture Trustee or separate Indenture Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such Co-Indenture Trustee or separate Indenture Trustee at the direction or with the consent of the Indenture Trustee;

          (iii) the Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any Co-Indenture Trustee or separate Indenture Trustee, appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such Co-Indenture Trustee or separate Indenture Trustee without the concurrence of the Issuer. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any Co-Indenture Trustee or separate Indenture Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

          (iv) no Co-Indenture Trustee or separate Indenture Trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee or any other such Indenture Trustee hereunder nor shall the Indenture Trustee be liable by reason of any act or omission of any Co-Indenture Trustee or separate Indenture Trustee selected by the Indenture Trustee with due care or appointed in accordance with directions to the Indenture Trustee pursuant to Section 6.14; and

          (v) any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such Co-Indenture Trustee and separate Indenture Trustee.

     Section 7.13 Maintenance of Office or Agency.

     The Issuer will maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee as the Paying Agent and its Corporate

Trust Office as the office for each of said purposes. The Issuer will give 30 days prior written notice to the Indenture Trustee and the Noteholders of any change in the identity of the Paying Agent or the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

     Section 7.14 Appointment of Authenticating Agent.

     The Indenture Trustee may at its expense appoint an Authenticating Agent or Authenticating Agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section 2.08, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication or the delivery of Notes to the Indenture Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Indenture Trustee. Each Authenticating Agent shall be acceptable to the Issuer and the Noteholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Authenticating Agent, provided
                                                                       --------
such corporation shall be otherwise eligible under this Section.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Noteholders, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Indenture Trustee Certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Notes described in the within-mentioned Indenture.


                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, As Indenture Trustee


                              By:__________________________________
                                      As Authenticating Agent


                              By:__________________________________
                                        Authorized Officer


     Section 7.15 Money for Note Payments to be Held in Trust.

     The Indenture Trustee shall execute and deliver, and if there is any Paying Agent other than the Indenture Trustee, the Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that, subject to the provisions of this Section, such Paying Agent will:

     (a) hold all sums held by it for the payment of principal or interest on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of herein provided;

     (b) give the Indenture Trustee and the Noteholders notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

     (c) at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Indenture Trustee or any Paying Agent in trust for the payment of the principal or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee, such Paying Agent with respect to such trust money or the related Note, shall thereupon cease; provided that the Indenture
                                                  --------
Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder).

     Section 7.16 Rights with Respect to the Servicer.

     The Indenture Trustee's rights and obligations with respect to the Servicer and the Back-up Servicer shall be governed by the Servicing Agreement.

                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES

     Section 8.01 Supplemental Indentures without Consent of Noteholders.

     The Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee are not permitted to amend this Indenture without the consent of the Noteholders as provided in Section 8.02 hereof.

     Section 8.02 Supplemental Indentures with Consent of Noteholders.

     With the prior written consent of the Majority Noteholders, by Act of said Noteholders delivered to the Issuer and the Indenture Trustee, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided that if any party to this Agreement is unable to sign any amendment due to its dissolution, winding up or comparable circumstances, then the consent of all Noteholders not so effected shall be sufficient to effect such amendment without such party's signature; provided, however, that no such amendment shall impose on the party that is unable to provide a signature any obligation or liability in excess of what is then currently imposed hereunder prior to such amendment; provided further that no such supplemental
                                   -------- -------
indenture shall, without the consent of each of the Noteholders of each Outstanding Note affected thereby and satisfaction of the Rating Agency
Condition:

     (a) change the Stated Maturity of any Note or the due date of any installment of principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the applicable Note Interest Rate thereof or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment, or change the basis on which interest on any Note is computed; or

     (b) reduce the percentage in principal amount of the Outstanding Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or Events of Default or their consequences; or

     (c) impair or adversely affect the Trust Estate except as otherwise permitted herein; or (d) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or (e) modify or alter the provisions of the proviso to Section 6.04; or

     (f) modify any of the provisions of this Section 8.02, except to increase the percentage of Noteholders required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby; or

     (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture; or

     (h)  modify any of Sections 6.01(a) or (b), 6.02, 6.03, 6.18, or 11.02(d).

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Promptly after the execution by the Issuer, the Servicer, the Indenture Trustee and the Majority Noteholders (or all Noteholders if so required to approve such amendment or supplement) of any supplemental indenture pursuant to this Section, the Issuer shall mail to the all Noteholders a copy of such supplemental indenture.

     Section 8.03 Execution of Supplemental Indentures.

     In executing any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive upon request, and (subject to Section 7.01) shall be not be liable for and shall be authorized to rely in good faith upon, an Opinion of Counsel reasonably acceptable to the Indenture Trustee stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own duties or immunities under this Indenture or otherwise.

     Section 8.04 Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Noteholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 8.05 Reference in Notes to Supplemental Indentures.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                 ARTICLE NINE

                              REDEMPTION OF NOTES

     Section 9.01 Redemption at the Option of the Issuer; Election to Redeem.

     During the Amortization Period, the Servicer shall have the right, but not the obligation, to purchase all but not less than all of the remaining Lease Collateral at such time as the then Aggregate IPB is less than or equal to 10% of the highest Aggregate IPB during the Accumulation Period. The purchase price for all such remaining Lease Collateral shall be an amount equal to the greater of the Lease Receivable Repurchase Price and the Redemption Price. Upon any exercise by the Servicer of its right to purchase all remaining Lease Collateral in accordance with this Article Nine, the Issuer shall redeem the Notes, in whole but not in part. Any exercise by the Servicer of its right to purchase all remaining Lease Collateral shall be effected in such a manner so that the Issuer will be able to comply with all of the requirements of this Article Nine.

     The Issuer shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Indenture Trustee pursuant to Section 9.02.

     Installments of interest and principal due prior to the Redemption Date shall continue to be payable to the Noteholders called for redemption as of the relevant Record Dates according to their terms and the provisions of Section
2.09. The election of the Issuer to redeem any Notes pursuant to this Section shall be evidenced by a Board Resolution directing the Indenture Trustee to sell all Remaining Lease Collateral to the Servicer, to accept payment from the Servicer of the Redemption Price and to make payment of the Redemption Price on all of the Notes to be redeemed from monies deposited with the Indenture Trustee pursuant to Section 9.04.

     Section 9.02 Notice to Indenture Trustee.

     In connection with any sale of all remaining Lease Collateral, and a redemption of all Outstanding Notes, pursuant to Section 9.01: (a) the Servicer shall: (i) at least thirty days prior to the Redemption Date, notify the Indenture Trustee and the Issuer in writing of its election to acquire all remaining Lease Collateral; (ii) deposit in the Collection Account on the Business Day immediately preceding the Redemption Date the amount specified in 9.01; and (b) the Issuer shall deposit in the Redemption Account on the Business Day immediately preceding the Redemption Date, from amounts deposited into the Collection Account pursuant to Section 9.02(a)(ii), an amount equal to the Redemption Price. Upon delivery to the Indenture Trustee of an Officer's Certificate from the Issuer certifying that the amounts required to be deposited into the Redemption Account pursuant to Section 9.02(b) have been made, the Indenture Trustee shall promptly release its interest in the Trust Estate as provided in Article Four.

     Section 9.03 Notice of Redemption to Noteholders.

     Upon receipt of the notice set forth in Section 9.01, the Indenture Trustee shall provide telephonic notice thereof and a copy of such notice of redemption pursuant to Section 9.01 by courier delivery or certified mail, dispatched or mailed no later than the Business Day following the date on which such notice was provided, to each Noteholder whose Notes are to be redeemed, at his telephone number and address in the Note Register.

     All notices of redemption shall state:

     (a)  the Redemption Date;

     (b)  the Redemption Price;

     (c) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date;

     (d)  the address at which Notes shall be delivered; and

     (e)  the Redemption Record Date.

     Notice of redemption of Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer and shall be irrevocable. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

     Section 9.04 Notes Payable on Redemption Date.

     Notice of redemption having been given as provided in Section 9.03, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Noteholders shall be paid the Redemption Price by the Paying Agent on behalf of the Issuer upon presentation of their respective Notes. If the Noteholder of any Note called for redemption shall not be so paid, the principal shall, until paid, bear interest from the Redemption Date at the related Note Interest Rate and the redemption shall be canceled and the Notes shall be payable at Stated Maturity.

                                  ARTICLE TEN

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 10.01 Representations and Warranties.

     The Issuer hereby makes the following representations and warranties for the benefit of the Indenture Trustee and the Noteholders on which the Indenture Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Except as specifically provided otherwise, such representations and warranties are made as of the Closing Date, the Initial Funding Date, and each Acquisition Date and shall survive the transfer, grant and assignment of the Trust Estate to the Indenture Trustee.

     (a)  Organization and Good Standing. The Issuer is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the law of the State of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents.

     (b)  Authorization. The Issuer has the power, authority and legal right to
          -------------
execute, deliver and perform under the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Issuer by all necessary corporate action.

     (c)  Binding Obligation. Each of the Transaction Documents to which the
          ------------------
Issuer is a party, assuming due authorization, execution and delivery by the parties thereto other than the Issuer, constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, rehabilitation, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)  No Violation. The consummation of the transactions contemplated by the
          ------------
fulfillment of the terms of the Transaction Documents will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or violate any law or, to the best of the Issuer's knowledge, any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

     (e)  No Proceedings. There are no proceedings or investigations to which
          --------------
the Issuer, or any of the Issuer's Affiliates, is a party pending, or, to the knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents or any Lease Receivable or any Lease Contract, (B) seeking to prevent the issuance of any of the Notes or the consummation of any of the transactions contemplated by the

Transaction Documents, or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, the Transaction Documents or any Lease Receivable or any Lease Contract.

     (f)  Approvals. All approvals, authorizations, consents, orders or other
          ---------
actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Notes pursuant to this Indenture (except approvals of State securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the Closing Date.

     (g)  Place of Business. The Issuer's principal place of business and chief
          -----------------
executive office is located at 555 St. Charles Place, Suite 200G, Thousand Oaks, California, 91360.

     (h)  Transfer and Assignment. Upon the delivery by or on behalf of the
          -----------------------
Issuer to the Indenture Trustee of the Lease Contracts and the filing of the financing statements described in Sections 4.01(e) and 4.02(b), the Indenture Trustee for the benefit of the Noteholders shall have a first priority perfected security interest in the Lease Receivables and the proceeds thereof and that portion of the Trust Estate in which a security interest may be perfected by possession or the filing of a financing statement, in each case, under the UCC, except for Liens permitted under Section 10.02(a) and limited to the extent set forth in Section 9-306 of the UCC as in effect in the applicable jurisdiction; provided that UCC assignments of LFG's interest in any Equipment to LFC VI and
--------
from LFC VI to the Issuer and from the Issuer to the Indenture Trustee for the benefit of the Noteholders will not be required to be filed with respect to the Lease Contracts. All filings (including UCC filings) as are necessary in any jurisdiction to perfect the security interest of the Indenture Trustee in the Trust Estate (other than in Equipment to the extent excluded above), including the transfer of the Lease Contracts and the Lease Receivables and any other payments to become due thereunder, have been made.

     (i)  Parents of LFG, LFC VI and the Issuer. (i) NOVA is the registered
          -------------------------------------
owner of all of the issued and outstanding common stock of LFG, all of which common stock has been validly issued and is fully paid and non-assessable; (ii) LFG is the registered owner of all of the issued and outstanding common stock of LFC VI, all of which common stock has been validly issued and is fully paid and non-assessable; and (iii) LFC VI is the registered owner of all of the issued and outstanding common stock of the Issuer, all of which common stock has been validly issued and is fully paid and non-assessable.

     (j)  Lease Acquisition Agreement. LFC VI has entered into the Lease
          ---------------------------
Acquisition Agreement with LFG relating to LFC VI's acquisition of the Lease Assets and the representations and warranties made by LFG relating to the Lease Assets have been validly assigned to and are for the benefit of LFC VI.

     (k)  Receivables Purchase Agreement. The Issuer has entered into the
          ------------------------------
Receivables Purchase Agreement with LFC VI relating to the Issuer's acquisition of the Lease Collateral, and the representations and warranties made by LFG in the Lease Acquisition Agreement relating to that portion of the Lease Assets consisting of the Lease Collateral have been validly assigned by LFC VI to and for the benefit of the Issuer pursuant to the Receivables Purchase Agreement.

     (l)  Bulk Transfer Laws. The transfer, assignment and conveyance of the
          ------------------
Lease Contracts, the Equipment and the Lease Receivables by LFG to LFC VI pursuant to the Lease Acquisition Agreement and the transfer of the Lease Receivables and the interests in Related Security pursuant to the Receivables

Purchase Agreement from LFC VI to the Issuer and the transfer by the Issuer pursuant to this Indenture are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (m)  The Lease Collateral. The Issuer hereby restates and makes, as of each
          --------------------
Funding Date, each of the representations and warranties with respect to the Lease Collateral that are made by LFC VI in Section 3.01 of the Receivables Purchase Agreement.

     Section 10.02 Covenants.

     The Issuer hereby makes the following covenants for the benefit of the Noteholders and on which the Indenture Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes.

     (a)  No Liens. Except for the conveyances and grant of security interests
          --------
hereunder, the Issuer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Trust Estate now existing or hereafter created, or any interest therein prior to the termination of this Indenture pursuant to Section 5.0; the Issuer will notify the Indenture Trustee of the existence of any Lien on any Trust Estate immediately upon discovery thereof; and the Issuer shall defend the right, title and interest of the Indenture Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided that nothing in this Section 10.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Trust Estate any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

     (b)  Delivery of Collections. The Issuer shall deposit or shall cause to be
          -----------------------
deposited the collections from the Lease Collateral into the Collection Account in accordance with Section 11.01.

     (c)  Obligations with Respect to the Lease Receivables and interests in
          ------------------------------------------------------------------
Related Security. The Issuer will duly fulfill all material obligations on its
----------------
part to be fulfilled under or in connection with each Lease Receivable and the interests in Related Security and will do nothing to impair the rights of the Indenture Trustee (for the benefit of the Noteholders) in the Trust Estate.

     (d)  Notice of Default; Etc.  The Issuer will deliver to the Indenture
          ----------------------
Trustee and to each Noteholder of Outstanding Notes immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto.

     (e)  Compliance with Law. The Issuer will comply, in all material respects,
          -------------------
with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to it or the Trust Estate or any part thereof or necessary for it to perform its responsibilities hereunder; provided that the Issuer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Indenture Trustee (for the benefit of the Noteholders) in the Trust Estate.

     (f)  Preservation of Security Interest. The Issuer shall execute and file
          ---------------------------------
such documents which may be required by law to fully preserve and protect the first priority security interest of the Indenture Trustee (for the benefit of the Noteholders) in the Trust Estate.

     (g)  Maintenance of Office, etc. The Issuer will not, without providing 30
          --------------------------
days notice to the Indenture Trustee and without filing such amendments to any previously filed financing statements as the Indenture Trustee may require or as may be required in order to maintain the Indenture Trustee's perfected security interest in the Trust Estate, (a) change the location of its principal place of business, or (b) change its name, identity or corporate structure in any manner that would make any financing statement or continuation statement filed by the Issuer in accordance with the Lease Acquisition Agreement or this Indenture seriously misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC.

     (h)  Further Assurances. The Issuer will make, execute or endorse,
          ------------------
acknowledge, and file or deliver to the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Estate, as the Indenture Trustee may request and reasonably require.

     (i)  Notice of Liens.  The Issuer shall notify the Indenture Trustee in
          ---------------
writing within three Business Days after becoming aware of any Lien on any portion of the Trust Estate, except for any Liens for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

     (j)  Activities of the Issuer. The Issuer (i) shall engage in only (A) the
          ------------------------
acquisition, ownership, selling and pledging of the property acquired by the Issuer pursuant to the Receivables Purchase Agreement, and causing the issuance of, receiving and selling the Notes issued pursuant to this Indenture and (B) the exercise of any powers permitted to corporations under the corporate law of its applicable Issuer state of incorporation which are incidental to the foregoing or necessary to accomplish the foregoing; (ii) will (A) maintain its books and records separate from the books and records of any other entity, (B) maintain separate bank accounts and no funds of the Issuer shall be commingled with funds of any other entity, (C) keep in full effect its existence, rights and franchises as a corporation under the laws of its applicable state of incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture; and (iii) will not (A) dissolve or liquidate in whole or in part, (B) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (C) incur any debt in connection with or make any capital expenditures,
(D)(1) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (E) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person, (F) merge or consolidate with any other Person, (G) engage in any other action that bears on whether the separate legal identity of the Issuer will be respected, including (1) holding itself out as being liable for the debts of any other party or (2) acting other than in its corporate name and through its duly authorized officers or agents, or (H) create, incur, assume, or in any manner become liable in respect of any indebtedness other than expenses associated with the Closing Date, trade payables and expense accruals incurred in the ordinary course of business in an amount less than $15,000 and which are incidental to its business purpose, and as provided in or under the Transaction Documents. So long as any

Notes remain Outstanding, the Issuer shall not amend any article in its Certificate of Incorporation without the prior written consent of the Majority Noteholders. On or before each April 15, so long as any of the Notes are Outstanding, the Issuer shall furnish to each Noteholder and the Indenture Trustee, an Officer's Certificate confirming that the Issuer has complied with its obligations under this Section 10.02(j).

     (k)  Directors. The Issuer agrees that at all times, at least two of the
          ---------
directors of the Issuer will not be a director, shareholder, officer or employee of any direct or ultimate parent or Affiliate of LFG; provided that an independent director or independent officer may serve in similar capacities for other "special purpose corporations" formed by LFG, LFC VI and their Affiliates.

     (l)  Treatment for Tax Purposes. The Issuer shall treat the Notes as
          --------------------------
indebtedness of the Issuer for purposes of all federal, state and local taxes, unless and until otherwise required by an applicable taxing authority. The Issuer and LFG are members of an affiliated group within the meaning of Section 1504 of the Code and file a consolidated federal income tax return.

     (m)  Other Necessary Data. The Issuer shall, on request of the Indenture
          --------------------
Trustee or the Majority Noteholders, on reasonable notice, (i) furnish the Indenture Trustee and Noteholders such data necessary for the administration and monitoring of the Trust Estate as can be reasonably generated by the Issuer's existing data processing systems, and (ii) on and after an Event of Default, provide the Indenture Trustee and the Noteholders with immediate access to the Issuer's existing data processing systems, books and record, and premises.

     (n)  Preservation of the Lease Collateral. The Issuer warrants that it is
          ------------------------------------
the lawful owner and possessor of the Lease Receivables and the interests in the Related Security and that it will warrant and defend such Lease Receivables and the interests in the Related Security against all Persons, material claims and demands whatsoever. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or permit the encumbrance of, or otherwise dispose of, the Lease Collateral except as permitted hereunder.

     (o)  Enforcement of Lease Acquisition Agreement. The Issuer will take all
          ------------------------------------------
actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of NOVA, LFC VI, LFG and the Servicer owing to the Issuer under the Transaction Documents to which such Persons are a party and to secure its rights thereunder.

     (p)  Issuer May Consolidate, etc., Only on Certain Terms. The Issuer shall
          ---------------------------------------------------
not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall be a Person organized and existing as a limited purpose corporation under the laws of the United States of America or any State thereof and shall have expressly assumed, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance reasonably satisfactory to the Indenture Trustee, the obligation to make due and punctual payments of the principal of and interest on all of the Notes and to perform every covenant of this Indenture on the part of the Issuer to be performed or observed; and

          (ii) immediately after giving effect to such transaction, no Event of Default or Default shall have occurred and be continuing; and

          (iii) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplement comply with this Article Ten and that all conditions precedent herein provided for relating to such transaction have been complied with; and

          (iv) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security of this Indenture, the perfection and priority thereof and the rights and powers of the Indenture Trustee and the Noteholders under this Indenture; and

          (vi) the surviving corporation shall be a "special purpose corporation"; i.e., shall have an organizational charter substantially similar to the Certificate of Incorporation of the Issuer including specific limitations on the business purposes, bankruptcy filings, amendments to its organizational charter, and provisions for independent directors; and

          (vii) Majority Noteholders shall have given their prior written consent, which consent shall not be unreasonably withheld or delayed.

     (q)  Successor Substituted. Upon any consolidation or merger, or any
          ---------------------
conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 10.02(p), the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture and may be dissolved, wound-up and liquidated at any time thereafter.

     (r)  Use of Proceeds. The proceeds from the sale of the Notes will be used
          ---------------
by the Issuer to repay Existing Indebtedness, pay the expenses associated with the issuance of the Notes and the funding of the accounts described in Article Eleven and for general corporate purposes, including payment of administrative expenses and dividends. None of the transactions contemplated in this Indenture (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own or intend to carry or purchase any margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

     (s)  Swap Agreements. The Issuer shall at all times maintain in place for
          ---------------
the benefit of the Noteholders Swap Agreements having an aggregate notional amount equal to the Required Swap Amount and shall cause all payments made by the Swap Provider thereunder to be paid directly to the Indenture Trustee for deposit into the Collection Account. The Issuer shall enter into Swap Agreements only in connection with a Funding hereunder or as otherwise necessary to meet the Required Swap Amount.

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

     (t)  Indemnification. The Issuer shall indemnify and hold harmless the
          ---------------
Indenture Trustee , the Noteholders, the Credit Banks and the Liquidity Banks, as applicable, from and against any loss, liability, expense, damage or injury sustained or suffered by them by reason of any acts, omissions or alleged acts or omissions (i) by the Issuer in the performance of its obligations under the Transaction Documents (including any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Agreement) to which it is a party or (ii) arising out of the activities of any of them with respect to the Trust Estate, including enforcement of rights and remedies against the Issuer under the Transaction Documents to which it is a party and any judgment, award, settlement, reasonable attorneys' fees and other expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Issuer shall not indemnify the Indenture
                     --------
Trustee or the Noteholders if such loss, liability, expense, damage or injury is due to the such Person's gross negligence, willful misconduct, willful misfeasance or bad faith in the performance of its rights or duties hereunder. Any indemnification pursuant to this Section shall only be payable from the assets of the Issuer and shall not be payable from the assets of the Trust Estate except as otherwise provided in the Transaction Documents. The provisions of this indemnity shall survive the termination of this Agreement.

     Section 10.03 Other Matters as to the Issuer.

     (a) The directors, officers, or employees of the Issuer shall not be under any liability to the Trust, the Indenture Trustee solely in its capacity as Indenture Trustee hereunder, the Noteholders, or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of the Notes.

     (b) During the term of this Indenture and for one year and one day after the termination hereof, neither the Servicer, the Back-up Servicer nor the Indenture Trustee or any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

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                                ARTICLE ELEVEN

                           ACCOUNTS AND ACCOUNTINGS

     Section 11.01 Collection of Money.

     Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Lease Contracts and the Lease Receivables received by the Indenture Trustee in the ACH Account (if such account is held by the Indenture Trustee) and the other accounts held in the name of the Indenture Trustee to permit the Servicer to perform its duties under the Servicing Agreement. The Indenture Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in this Indenture. If any Lease Contract related to a Lease Receivable becomes a Defaulted Lease Contract, the Indenture Trustee, upon Issuer or Servicer request may, and upon the request of the Majority Noteholders shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Six.

     Section 11.02 Collection Account; Redemption Account.

     (a) Prior to the Closing Date, the Indenture Trustee shall open and maintain a segregated trust account in the name of the Indenture Trustee at its Corporate Trust Office (the "Collection Account") for the benefit of the Noteholders, for the receipt of (i) Lease Receivable Collections and Loss and Damage Waiver Fees, (ii) Fundings made by Noteholders pursuant to Sections 3.05,
(iii) amounts received pursuant to any Swap Agreement, and (iv) any Reinvestment Income and other amounts, if any, remitted by the Issuer pursuant to Section 11.02(c). Funds in the Collection Account shall not be commingled with any other monies. All payments to be made from time to time by the Issuer to the Noteholders out of funds in the Collection Account pursuant to this Indenture shall be made by the Indenture Trustee or the Paying Agent. All monies deposited from time to time in the Collection Account pursuant to this Indenture shall be held by the Indenture Trustee as part of the Trust Estate as herein provided.

     (b) Upon Issuer Order, the Indenture Trustee shall invest the funds in the Collection Account in Eligible Investments. The Issuer Order shall specify the Eligible Investments in which the Indenture Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity. In the absence of an Issuer Order, the Indenture Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (g) of the definition thereof. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders. The Indenture Trustee shall provide to the Servicer monthly in its monthly statement confirmation of such investments, describing the Eligible Investments in which such amounts have been invested.

     (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the Collection Account and any loss resulting from such investments shall be remitted by the Issuer to the Indenture Trustee for deposit into the Collection Account as incurred. The Indenture Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this
Section 11.02 (other than losses from nonpayment of investments in obligations of Norwest Bank Minnesota, National Association issued in its capacity other than as Indenture Trustee).

     (d) On each Payment Date if either no Default or no Event of Default shall have occurred and be continuing or a Default or Event of Default shall have occurred and be continuing but the entire Outstanding Principal Balance of all Notes shall not have been declared due and payable pursuant to Section 6.02, then no later than 12:00 p.m. (New York time) on such Payment Date, after making all transfers and deposits to the Collection Account pursuant to Section 11.02(a), the Indenture Trustee shall withdraw from the Collection Account from funds received during or with respect to the related Collection Period amounts sufficient to make the following disbursements, and shall make such disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicing Report; provided that the Indenture Trustee shall withdraw from the Collection Account and make interest and principal payments on the Notes even if it shall not have received the Monthly Servicing Report and, upon receipt of the Monthly Servicer Report, or such other information as may be required by the Indenture Trustee, shall pay each such other amounts set forth below, all as set forth in the Monthly Servicing Report or in such other information delivered to the Indenture Trustee:

          (i) to pay to the Servicer (A) the Servicing Fee then due, (B) any Servicing Charges inadvertently deposited into the Collection Account, (C) Reinvestment Income, (D) any unreimbursed Servicer Advances to the extent that the corresponding Scheduled Payments or other Recoveries were received and (E) any amounts constituting sales or property taxes collected and inadvertently deposited into the Collection Account;

          (ii) to pay to the Indenture Trustee (A) the Trustee Fee then due and (B) any out-of-pocket expenses (including reasonable attorney fees) incurred by it, which expenses shall not exceed $200,000 on a cumulative basis (it being understood that the Indenture Trustee shall not be obligated to incur expenses except as otherwise provided in Section 7.01(c)(iii) and 7.03(e) hereof);

          (iii) to the Back-up Servicer the Back-up Servicer Fee then due, any Transition Costs incurred by it and, if it has become the successor Servicer, any Additional Servicing Fee then due;

          (iv) to pay to the applicable Swap Providers, if any, the regularly scheduled payments specified in each confirmation (as such terms is defined in the applicable Swap Agreement) entered into pursuant to the Swap Agreements then in effect (but not including any breakage or other termination costs incurred thereunder);

          (v) to pay to the Noteholders all Note Interest Charges then due on that Payment Date and any previously accrued and unpaid Note Interest Charges;

          (vi) to pay to the Administrator an amount equal to the Administrative Fee and Unused Fee due on such Payment Date, including amounts previously accrued but remaining unpaid;

          (vii) to pay to the Noteholders an amount equal to the Principal Distribution Amount, if any;

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

          (viii) during the Accumulation Period, to retain in the Collection Account for reinvestment on subsequent Funding Dates an amount equal to 75% of any remaining Lease Receivable Collections (or such greater percentage as is specified in the Monthly Servicing Report as necessary to cause the Overcollateralization Amount to equal or exceed the Minimum Overcollateralization Amount);

          (ix) to pay to the Administrator an amount equal to all other Carrying Costs accrued but unpaid as of such Payment Date;

          (x) to pay to the Noteholders during the occurrence and continuation of a Rapid Amortization Event, an amount equal to the Additional Principal Distribution Amount;

          (xi) to pay to the Swap Provider any other amounts due and owing under any applicable Swap Agreement;

          (xii) to reimburse the Indenture Trustee, the Back-up Servicer, and any successor Servicer any other amounts due them under any of the Transaction Documents and not previously reimbursed above or otherwise under the Transaction Documents;

          (xiii) to reimburse the Servicer any other amounts due it under any of the Transaction
     Documents;

          (xiv)  to pay the remainder to or on the order of the Issuer.

     (e) On each Funding Date on which the Issuer is acquiring Lease Receivables, the Indenture Trustee shall withdraw from the Collection Account any Available Funds and remit such funds in accordance with Section 3.02 up to the applicable Funding Amount. In addition, on each Funding Date, the Indenture Trustee shall withdraw from the Collection Account the Investor Funding Amounts received from Noteholders pursuant to Sections 3.05 and remit such funds in accordance with Sections 3.02.

     (f) Prior to the Closing Date, the Issuer shall cause the Indenture Trustee to open and maintain a trust account in the name of the Indenture Trustee at the Corporate Trust Office (the "Redemption Account") for the benefit of Noteholders, for the receipt of the Redemption Price of any Notes to be redeemed in accordance with Article Nine. On any Redemption Date, the Indenture Trustee shall withdraw the applicable Redemption Price from the Redemption Account and the Paying Agent shall remit the Redemption Price to the applicable Noteholders in accordance with Section 9.04. Moneys in the Redemption Account shall be invested in Eligible Investments that mature no later than one Business Day prior to the relevant Redemption Date. Any monies deposited in the Redemption Account for purposes of redeeming Notes pursuant to Article Nine shall, subject to Section 7.15, remain in the Redemption Account until used to redeem such Notes.

     Section 11.03 Reports by Indenture Trustee to Noteholders.

     (a) On each Payment Date the Indenture Trustee shall account to each Noteholder the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer of all such payments. The Indenture Trustee may satisfy its obligations under this Section 11.03 by delivering the Monthly Servicing Report to each such Noteholder.

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

     (b) The Indenture Trustee shall, on a monthly basis beginning on the first Calculation Date, confirm the credit rating or, if more than one credit rating has been assigned, each such credit rating of each institution in which funds are invested pursuant to the definition of Eligible Investments and shall promptly notify the Noteholders if any such credit rating has been lowered.

     (c) At least annually, or as otherwise required by law, the Servicer shall prepare or cause to be prepared, and the Indenture Trustee shall distribute to Noteholders, any 1099 form, or other tax information or statements as are required by applicable tax law.

     Section 11.04 Monthly Servicing Reports.

     No later than 3:00 p.m. New York time, on each Submission Date, the Servicer shall deliver the Monthly Servicing Report to the Indenture Trustee. No later than 12:00 noon (New York time) on the following Verification Date, the Indenture Trustee shall (to the extent the Indenture Trustee received the information needed to do so) verify the information contained in the Monthly Servicing Report based on the information used by the Servicer to generate the Monthly Servicing Report and provided to the Indenture Trustee. Upon verification, the Servicer shall deliver to the Issuer, LFC VI and each Noteholder a Monthly Servicing Report. The Monthly Servicing Report shall include: (a) information with respect to the Lease Receivable Collections received by the Indenture Trustee for the benefit of the Noteholders during the Collection Period ended on the last day of the month immediately preceding such Submission Date, (b) information with respect to the Principal Distribution Amount and Additional Principal Distribution Amount (if any) and interest due and owing on the Notes, the Servicing Fee, the Back-up Servicer Fee and the Trustee's Fee due on the immediately upcoming Payment Date, (c) calculations regarding Available Funds, Annualized Default Rates, Delinquency Rates, Product Mix Limits, Geographic Concentration Limits, the Aggregate IPB, the Aggregate Eligible IPB, the Required Swap Amount, the Overcollateralization Amount and the Minimum Overcollateralization Amount, (d) information with respect to Lease Receivables that are to be repurchased by LFC VI due to a breach of a representation or warranty, (e) the IPB of the Lease Contracts related to the Additional Lease Receivables acquired on the related Acquisition Date, and (f) certification that no Amortization Event, Rapid Amortization Event or Servicing Termination Event has occurred.

                                ARTICLE TWELVE

                       PROVISIONS OF GENERAL APPLICATION

     Section 12.01 General Provisions.

     All of the provisions of this Article shall apply to this Indenture.

     Section 12.02 Acts of Noteholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this
Section 12.02.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

     (c)  The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 12.03 Notices.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied (with confirmation of receipt), mailed by registered mail, overnight bonded courier or personally delivered, and addressed to the appropriate address below (or such other address as may be provided to the other parties in writing from time to time):

     (a) to the Indenture Trustee or the Back-up Servicer at MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Corporate Trust Services/Asset Backed Administration or at any other address previously furnished in writing to the Issuer and the Noteholders; or

     (b) to the Issuer at 555 St. Charles Drive, Suite 200G, Thousand Oaks, California 91360, Attention: Lee Ladd, or at any other address previously furnished in writing to the Indenture Trustee and the Noteholders by the Issuer; or

     (c) to the Servicer at 555 St. Charles Drive, Suite 200, Thousand Oaks, California 91360, Attention: Lee Ladd, or at any other address previously furnished in writing to the Indenture Trustee and the Noteholders by the Issuer; or

     Section 12.04 Notices to Noteholders; Waiver.

     Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and telecopied (with confirmation of receipt), mailed by registered mail, overnight bonded courier or delivered personally to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Section 12.05 Successors and Assigns .

     All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

     Section 12.06 Separability.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 12.07 Benefits of Indenture.

     Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders, the Credit Banks, the Liquidity Banks and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture or under the Notes.

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

     Section 12.08 Legal Holidays.

     In any case in which the date of any Payment Date or the Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

     Section 12.09 Governing Law.

     This Indenture and each Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

     Section 12.10 Counterparts.

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 12.11 Corporate Obligation.

     No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, employee, officer or director of the Issuer or of any predecessor or successor of the Issuer with respect to the Issuer's obligations on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith.

     Section 12.12 Notifications.

     Notwithstanding any provision to the contrary contained in this Indenture, all reports, notices, communications and consents which are required, by the terms of this Indenture, to be delivered by the Noteholders or the Majority Noteholders, shall be required to be delivered to the Indenture Trustee in writing.

     Section 12.13 Acknowledgment of Multiple Roles.

     The parties expressly acknowledge and consent to Norwest Bank Minnesota, National Association acting in the possible dual capacity of Back-up Servicer or successor Servicer and in the capacity as Indenture Trustee. Norwest Bank Minnesota, National Association may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Norwest Bank Minnesota, National Association of express duties set forth in this Indenture in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Norwest Bank Minnesota, National Association.

                                  *  * *  * *

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

     IN WITNESS WHEREOF, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee have caused this Indenture to be duly executed by their respective duly authorized officers as of the date and year first above written.

                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION,
                                   as Indenture Trustee and Back-up Servicer

                                   By:  /s/ Casey P. Kelly
                                        ----------------------------------------
                                   Name:  Casey P. Kelly
                                   Title: Corporate Trust Officer




                                   LADCO FUNDING CORP. VII,
                                   as Issuer

                                   By:  /s/ Leon D. Ladd
                                        ----------------------------------------
                                   Name:  Leon D. Ladd
                                   Title: President




                                   LADCO FINANCIAL GROUP,
                                   as Servicer

                                   By:  /s/ Leon D. Ladd
                                        ----------------------------------------
                                   Name:  Leon D. Ladd
                                   Title: President

                            Schedules and Exhibits
                             Intentionally Omitted